1933 Act No. 333-36033
                                                       1940 Act No. 811-08367


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
    Pre-Effective Amendment No.                                             [ ]
    Post-Effective Amendment No. 11                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
     Amendment No. 12                                                       [X]


                          EVERGREEN MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)

             200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[x]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                            EVERGREEN MUNICIPAL TRUST

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 11
                                       to
                             REGISTRATION STATEMENT

     This Post-Effective Amendment No. 11 to Registrant's Registration Statement No. 333-36033/811-08367 consists of the following pages, items of information and documents:

                                The Facing Sheet

                               The Contents Page

                                     PART A

                                -------------

       Prospectus for Evergreen Connecticut Municipal Bond Fund, Evergreen
  New Jersey Municipal Bond Fund and Evergreen Pennsylvania Municipal Bond Fund
                              is contained herein.

            Prospectus for Evergreen California Municipal Bond Fund, Evergreen Massachusetts Municipal Bond Fund, Evergreen Missouri Municipal
   Bond Fund and Evergreen New York Municipal Bond Fund is contained herein.

      Prospectuses for Evergreen High Grade Municipal Bond Fund, Evergreen Short-Intermediate Municipal Fund and Evergreen Municipal Bond Fund contained in
         Post-Effective Amendment No. 10 to Registration Statement No. 333-36033/811-08367 filed on April 1, 1999 are incorporated by reference herein.

       Prospectuses for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund,
Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond
    Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia
       Municipal Bond Fund contained in Post-Effective Amendment No. 9 to
                 Registration Statement No.333-36033/811-08367 filed on October 30, 1998 are incorporated by reference herein.




                                     PART B
                                     ------
          Statement of Additional Information for Evergreen California
   Municipal Bond Fund, Evergreen Massachusetts Municipal Bond Fund, Evergreen Missouri Municipal Bond Fund, Evergreen New York Municipal Bond Fund, Evergreen
  Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund and
         Evergreen Pennsylvania Municipal Bond Fund is contained herein.

   Statement of Additional Information for Evergreen High Grade Municipal Bond Fund, Evergreen Short-Intermediate Municipal Fund and Evergreen Municipal Bond
   Fund contained in Post-Effective Amendment No. 10 to Registration Statement No.333-36033/811-08367 filed on April 1, 1999 is incorporated by reference herein.

      Statement of Additional Information for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia
  Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and
  Evergreen Virginia Municipal Bond Fund contained in Post-Effective Amendment
         No. 9 to Registration Statement No.333-36033/811-08367 filed on
             October 30, 1998 is incorporated by reference herein.





                                     PART C
                                     ------

                                    Exhibits

                                Indemnification

              Business and Other Connections of Investment Advisor

                             Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                            EVERGREEN MUNICIPAL TRUST

                                     PART A

                                  PROSPECTUSES

Evergreen


State
Municipal Bond
Funds

Evergreen Connecticut Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen Pennsylvania Municipal Bond Fund

Class A
Class B
Class C
Class Y

Prospectus, August 1, 1999

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.






p:ssdocs/public/harnesx/statepromay-528.doc

FUND SUMMARIES:

Evergreen Connecticut Municipal Bond Fund        4
Evergreen New Jersey Municipal Bond Fund         6
Evergreen Pennsylvania Municipal Bond Fund       8

GENERAL INFORMATION:
The Funds' Investment Advisors                  10
The Funds' Portfolio Managers                   10
Calculating the Share Price                     10
How to Choose an Evergreen Fund                 10
How to Choose the Share Class
That Best Suits You                             11
How to Buy Shares                               13
How to Redeem Shares                            14
Other Services                                  15
The Tax Consequences of
Investing in the Funds                          15
Fees and Expenses of the Funds                  16
Financial Highlights                            17
Other Fund Practices                            18






In general, Funds included in this prospectus seek to provide investors with current income exempt from federal income and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key
Each Fund's summary is organized around the following basic topics and questions:

Investment Goal
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy
How does the fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors
What are the specific risks for an investor in the Fund?

Performance
How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

State Municipal
Bond Funds

typically rely on a combination of the following strategies:

o investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax;

o investing at least 65% of their assets in municipal securities that are exempt from income taxes, as applicable, in the state for which the Fund is named;

o    investing  at least  80% of their  assets  in  investment  grade  municipal securities, which are bonds rated within the four highest ratings categories by a nationally recognized statistical ratings organizations, or unrated securities determined to be of comparable quality by the investment advisor;

o purchasing municipal securities of any maturity, but maintaining an average dollar weighted maturity of 10 to 20 years; and

o selling a portfolio investment when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other reasons which the investment advisor deems necessary.

may be appropriate for investors who:

o    seek a high quality portfolio of municipal bonds; and

o    seek income which is exempt from federal and state income tax.


Following this overview, you will find information on each State Municipal Bond Fund's specific investment strategies and risks, including state specific risks. Municipal securities are affected by political and economic events of the issuing state. Also, see the Statement of Additional Information for further information on the state specific risks of your Fund.


Risk Factors For All Mutual Funds
Please remember that mutual fund shares are:
o  not guaranteed to achieve their investment goal
o not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an Evergreen State Municipal Bond Fund could fluctuate significantly in value over time and could result in a loss of money.

Here are the most important factors that may affect the value of your investment:

Interest Rate Risk
When interest rates go up, the value of debt securities tends to fall. Since your Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. When interest rates go down, interest earned by your Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays.

Credit Risk
The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since your Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk
Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Non-Diversification Risk
An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

CONNECTICUT MUNICIPAL BOND FUND

FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class Y

Investment Advisor:
o        Evergreen Investment Management

Portfolio Managers:
o        Jocelyn Turner
o        Joseph R. Baxter

NASDAQ Symbols:
o        ECTAX (Class A)
o        ECTBX (Class B)
o        ECTYX (Class Y)

Dividend Payment Schedule:
o        Monthly



Investment Goal


The Fund seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.


Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in Connecticut municipal obligations. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:
o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the Connecticut Municipal Bond Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of Connecticut issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Currently, Connecticut is experiencing a slight decline in population, output growth and manufacturing employment. Defense related business is an important component of the manufacturing sector in Connecticut. Due to the scaling back of the national defense budget in the past decade, spending on certain defense related areas has been dramatically reduced.

The Fund's concentration in Connecticut municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in Connecticut's economy that may weaken or jeopardize the ability of Connecticut municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

Generally, exempt-interest dividends paid by the Fund are not subject to the Connecticut income tax on individuals, trusts and estates to the extent such dividends are exempt from federal income tax and derived from securities issued by the State or its political subdivisions. Distributions from the Fund to shareholders subject to the state's business tax are included in gross income, but a dividends received deduction may be available for a portion of such distributions.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class Y shares of the Fund in the past ten calendar years. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Class Y Shares (%)*

1989     1990     1991     1992     1993
7.71%    6.32%    9.12%    5.86%    6.53%

1994     1995     1996     1997     1998
-3.48%   11.06%   3.75%    7.26%    5.80%

Best Quarter:        1st Quarter 1995         +4.39%*
Worst Quarter:       1st Quarter 1994         -3.32%*

Year to date total return through 3/31/99 is 0.42%.

The next table lists the Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

        Inception                                 Performance Since
       Date of Class  1 year   5 year   10 year   1/31/81

Class A  12/30/97     0.51%   3.50%    5.15%      6.36%
Class B   1/9/98     -0.30%   3.39%    4.88%      5.86%
Class Y  11/24/97     5.80%   4.76%    5.93%      6.92%
Lehman Brothers
Municipal Bond Index 6.54%    6.24%    8.22%    10.39%**

* Historical performance shown for Class Y prior to its inception is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940, as amended, and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A and B prior to their inception, the historical performance shown is based on the performance of Class Y and has not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A and B are 0.25% and 1.00%, respectively. If these fees had been reflected, returns for Classes A and B would have been lower. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class A - 5 year =3.71%, 10 year =5.41% and since 1/31/81 =6.63%; Class B - 5 year =3.59%, 10 year =5.12% and since 1/31/81 =6.12%;  Class Y - 5 year =4.98%, 10 year =6.18% and since 1/31/81
=7.19%.
**Performance since 12/31/97 is 6.54%.

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your   investment)

Shareholder Transaction Expenses   Class A   Class B   Class Y

Maximum sales charge imposed on    4.75%     None      None
 purchases (as a % of offering
 price)
Maximum deferred sales charge      None*     5.00%     None
 (as a % of either the redemption
 amount or initial investment
 whichever is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses   Operating Expenses**

Class A      0.60%     0.25%     0.14%         0.99%
Class B      0.60%     1.00%     0.14%         1.74%
Class Y      0.60%     None      0.14%         0.74%

*Restated for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B and Class Y were 0.83%, 1.58% and 0.58%, respectively.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

              Assuming Redemption at          Assuming
                   End of Period            No Redemption
  After:     Class A    Class B     Class Y      Class B
  1 year      $571       $667       $76              $177
  3 years     $775       $848       $237             $548
  5 years     $996     $1,144       $411             $944
  10 years  $1,630     $1,760       $918           $1,760

NEW JERSEY MUNICIPAL BOND FUND

FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class Y

Investment  Advisor:
o        Evergreen Investment Management

Portfolio Managers:
o        Jocelyn Turner
o        Joseph R. Baxter

NASDAQ Symbols:
o        ENJAX (Class A)
o        ENJBX (Class B)
o        ENJYX (Class Y)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the State of New Jersey. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:
o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the New Jersey Municipal Bond Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of New Jersey issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Some of these conditions may include the State's slowing growth rate since 1987, the job losses experienced in certain sectors of New Jersey's economy, and other factors which may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in New Jersey municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in New Jersey's economy that may weaken or jeopardize the ability of New Jersey municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

Distributions of capital gains and other taxable income will be subject to tax under the New Jersey Gross Income Tax. Corporations subject to the New Jersey franchise tax will be subject to tax on all distributions of income from the Fund. For more information on New Jersey tax consequences, see the Statement of Additional Information.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 7/16/91. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1992     1993     1994     1995     1996    1997
8.77%    12.52%   -5.48%   15.90%   3.84%   8.02%

1998
5.92%

Best Quarter:       1st Quarter 1995           +6.76%
Worst Quarter:      1st Quarter 1994           -5.48%

Year to date total return through  3/31/99 is 0.56%.

The next table lists the Fund's average annual total return over the past one and five years and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

        Inception                                 Performance Since
       Date of Class  1 year   5 year   10 year    7/16/91

Class A   7/16/91    0.85%    4.39%     N/A       6.55%
Class B   1/30/96   -0.04%    4.56%     N/A       6.89%
Class Y   2/8/96     6.01%    5.46%     N/A       7.28%
Lehman Brothers
Municipal Bond Index 6.54%    6.24%    8.22%     7.87%**

* Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A and B are 0.25% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

**Performance since 1/31/96 is 6.63%.


EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your   investment)
Shareholder Transaction Expenses   Class A   Class B   Class Y

Maximum sales charge imposed on    4.75%     None      None
 purchases (as a % of offering
 price)

Maximum deferred sales charge      None*     5.00%     None
 (as  a % of  either  the
 redemption amount or initial
 investment whichever is lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses**

Class A      0.50%     0.25%     0.12%         0.87%
Class B      0.50%     1.00%     0.12%         1.62%
Class Y      0.50%     None      0.12%         0.62%

*Actual for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B and Class Y were 0.50%, 1.41% and 0.41%, respectively.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

             Assuming Redemption at     Assuming
                    End of Period     No Redemption
After:    Class A       Class B   Class Y     Class B
1 year      $560         $665       $63        $165
3 years     $739         $811      $199        $511
5 years     $934       $1,081      $346        $881
10 years  $1,497       $1,627      $774      $1,627

PENNSYLVANIA MUNICIPAL BOND FUND

FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C
o        Class Y

Investment Advisor:
o        Evergreen Investment Management Company

Portfolio Manager:
o        Jocelyn Turner
o        Joseph R. Baxter

NASDAQ Symbols:
o        EKVAX (Class A)
o        EKVBX (Class B)
o        EKVYX (Class C)
o        EKVYX (Class Y)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the Commonwealth of Pennsylvania. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.


The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:
o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the Pennsylvania Municipal Bond Fund is influenced by the political, economic and statutory environment within the Commonwealth . The Fund invests in obligations of Pennsylvania issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Some of these conditions may include the uncertainty associated with the shift occurring in the State's economy away from the coal, steel and railroad industries and toward the service sectors of trade, medical and health services, education and financial institutions, as well as other factors which may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in Pennsylvania municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in Pennsylvania's economy that may weaken or jeopardize the ability of Pennsylvania municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional formation.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

Performance
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results. The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 12/27/90. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1991     1992     1993     1994     1995
13.88%   9.27%    14.25%   -8.25%   18.23%

1996     1997     1998
2.74%    4.16%    5.46%

Best Quarter:       1st Quarter 1995           +7.09%
Worst Quarter:      1st Quarter 1994           -6.34%

Year to date total return through  3/31/99 is 0.66%.

The next table lists the Fund's average annual total return over the one and five years and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return (for the period ended 12/31/98)*

        Inception                                Performance Since
       Date of Class 1 year   5 year   10 year   12/27/90

Class A  12/27/90    0.41%    4.10%     N/A       7.41%
Class B   2/1/93    -0.22%    4.03%     N/A       7.47%
Class C   2/1/93     3.77%    4.35%     N/A       7.47%
Class Y  11/24/97    5.73%    5.17%     N/A       8.11%
Lehman Brothers
Municipal Bond Index 6.54%    6.24%    8.22%     8.02%**

* Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B, and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

**Performance  since  1/31/93 is 7.12% and since 11/30/97 is 7.45%.

EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses      Class A    Class B    Class C      Class Y

Maximum sales charge imposed on       4.75%      None       None         None
 purchases (as a % of offering price)

Maximum deferred sales charge         None*      5.00%      1.00%        None
  (as a % of either  the redemption
  amount or initial investment
  whichever is lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses  Operating Expenses

Class A      0.47%     0.25%     0.10%         0.82%
Class B      0.47%     1.00%     0.11%         1.58%
Class C      0.47%     1.00%     0.11%         1.58%
Class Y      0.47%     None      0.10%         0.57%

*Actual for the fiscal year ended 3/31/99.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                      Assuming Redemption at              Assuming
                        End of Period                No Redemption
After:        Class A  Class B   Class C      Class  Y    Class B    Class C
1 year          $555    $661      $261         $58         $161       $161
3 years         $724    $799      $499        $183         $499       $499
5 years         $908  $1,060      $860        $318         $860       $860
10 years      $1,140  $1,578    $1,878        $714       $1,578     $1,878

THE FUNDS' INVESTMENT ADVISORS
The investment advisor manages a Fund's investments and supervises its daily business affairs. There are two investment advisors for the Evergreen State Municipal Bond Funds. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $___ billion in consolidated assets as of _/__/99. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0630.

Evergreen Investment Management of First Union National Bank (EIM) is the investment advisor to:

o        Evergreen Connecticut Municipal Bond Fund
o        Evergreen New Jersey Municipal Bond Fund

EIM (formerly known as Capital Management Group, or CMG), a division of First Union National Bank, has been managing money for over 50 years and currently manages $____ billion in investment assets, including __ of the Evergreen Funds. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630.

Evergreen Investment Management Company (EIMC) is the investment advisor to:

o        Evergreen Pennsylvania Municipal Bond Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $___ billion in assets for __ of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Year 2000 Compliance
The investment advisors and other service providers for the Evergreen Funds are taking steps to address any potential Year 2000-related computer problems. However, there is some risk that these problems could disrupt the Funds' operations or financial markets generally.

THE FUNDS' PORTFOLIO MANAGERS
The day-to-day management of the Funds is handled by Jocelyn Turner. Since joining First Union in 1992, Ms. Turner has been a Vice President and municipal bond portfolio manager.

Joseph R. Baxter co-manages the Funds with Jocelyn Turner. Mr. Baxter has been a Vice President and portfolio manager with Evergreen Funds since April 1998. Prior to that he was Head of the Tax Advantage Unit at Corestates Investment Advisers from 1990-1998. Mr. Baxter has been an institutional investment professional since 1985.

CALCULATING THE SHARE PRICE
The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open as of the time the Exchange closes (normally 4:00 p.m. Eastern time). We calculate the share price for each share by adding up the total assets of a Fund, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, we will price that security at fair value according to policies established by the Funds' Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND
When choosing an Evergreen Fund, you should:
o Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus.
     He or she can also assist you through all phases of opening your account.
o Request any additional information you want about the Fund, such as the Statement of Additional Information, Annual Report or Semi-annual Report by calling 1-800-343-2898.


HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU
After choosing a Fund, you select a share class. Each Evergreen State Municipal Bond Fund offers up to four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 4.75%. This charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                  As a % of    As a %         Dealer
  Your           NAV excluding of your      commission
Investment       sales charge investment    as a % of NAV
  Up to $49,999      4.75%       4.99%          4.25%
  $50,000-$99,999    4.50%       4.71%          4.25%
  $100,000-$249,999  3.75%       3.90%          3.25%
  $250,000-$499,999  2.50%       2.56%          2.00%
  $500,000-$999,999  2.00%       2.04%          1.75%
  $1,000,000 and over   0%          0%   1.00 to .25%

Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1% deferred sales charge if you redeem any such shares within 13 months of purchase.

Two ways you can reduce your Class A sales charges:
1.Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.

2.Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

Each Fund may also sell Class A shares at net asset value without any initial or contingent sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc., and to a bank or trust company acting as trustee for a single account.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as the 12(b)-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:


 Time Held                                  Contingent Deferred Sales Charge
 Month of Purchase + First 12 Month Period        5.00%
 Month of Purchase + Second  12 Month Period      4.00%
 Month of Purchase + Third 12 Month Period        3.00%
 Month of Purchase + Fourth 12 Month Period       3.00%
 Month of Purchase + Fifth 12 Month Period        2.00%
 Month of Purchase + Sixth 12 Month Period        1.00%
 Thereafter                                          0%
 After 7 years                             Converts to Class A
 Dealer Allowance                                 4.00%

The deferred sales charge percentage is applied to the value of the shares when purchased or when redeemed, whichever is less. No deferred sales charge is paid on shares purchased through dividend or capital gains reinvestments or on any gains in the value of your shares.

Class C
Class C shares, which are offered only by Evergreen Pennsylvania Municipal Bond Fund, are similar to
Class B shares, except the deferred sales charge is less and only applies if shares are redeemed within the first year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12(b)-1 fee continues for the life of the account.
   Time Held                                  Deferred  Sales  Charge
   Month of Purchase + Less than 1 year             1.00%
   Month of Purchase + 1 year or more                  0%

Waiver of Class B or Class C Sales Charges
You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
o When the shares were purchased through reinvestment of dividends/capital gains
o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
o Automatic IRA withdrawals if your age is at least 59 1/2
o Automatic withdrawals of up to 1.0% of the account balance per month
o Loan proceeds and financial hardship distributions from a  retirement plan
o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y
Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in a Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments
                                   Initial     Additional
  Regular Accounts                 $1,000         None
  IRAs                              $250          None
  Systematic Investment Plan         $50           $25



Method               Opening an Account                                            Adding to an Account
By Mail or through   o        Complete and sign the account application.           o        Make your check payable to
an Investment        o        Make the check payable to Evergreen Funds.                    Evergreen Funds
Professional         o        Mail the application and your check to the address   o        Write a note specifying:
                               below:                                                 -        The Fund name
                              Evergreen Service Company     Overnight Address:        -        Share class
                              P.O. Box 2121                                           -        Your account number
                              Boston, MA  02106-2121       Evergreen Service Company  -        The name(s) in which the account is
                                                           200 Berkeley St.                    registered.
                                                           Boston, MA  02116-5039  o        Mail to the address to the left or
                                                                                            deliver to your investment
                     o        Or deliver them to your investment representative             representative
                             (provided he or she has a broker/dealer arrangement
                              with Evergreen Distributor, Inc.)

By Phone             o      Call 1-800-343-2898 to set up an account number       o       Call the Evergreen Express Line at
                            and get wiring instructions (call before 12 noon if           1-800-346-3858 24 hours a day or
                            you want wired funds to be credited that day).                1-800-343-2898 between 8 a.m. and 6
                     o        Instruct your bank to wire or transfer your                 p.m. Eastern time, on any business
                            purchase (they may charge a wiring fee).                      day.
                     o        Complete the account application and mail to:        o        If your bank account is set up on
                            Evergreen Service Company    Overnight Address:               file, you can request either:
                            P.O. Box 2121                             Evergreen    -        Federal Funds Wire (offers
                            Service Company                                               immediate access to funds) or
                            Boston, MA  02106-2121            200 Berkeley St.     -        Electronic transfer through the
                                                                                          Automated Clearing House which avoids
                            Boston, MA  02116                                             wiring fees.
                     o        Wires received after 4:00 p.m. Eastern time on
                            market trading days will receive the next market
                            day's closing price.**

By  Exchange         o      You can make an additional  investment by
                            exchange from an existing Evergreen Funds account by
                            contacting your investment representative or calling
                            the Evergreen Express Line at 1-800-346-3858*.
                     o      You can only exchange shares within the same class.
                     o      There  is no sales  charge  or  redemption  fee when
                            exchanging Funds within the Evergreen Funds family.
                     o      Orders placed  before 4 p.m.  Eastern time on market
                            trading days will receive that day's  closing  share
                            price  (if not,  you will  receive  the next  market
                            day's closing price).**
                     o      Exchanges are limited to three per calendar quarter, and five per calendar year.
                     o      Exchanges between accounts which do not have identical ownership must be in writing with a signature guarantee (see below).

Systematic           o        You can transfer money automatically from your bank account       o        To establish automatic
Investment Plan             into your Fund on a monthly basis.                                       investing for an existing
(SIP)                o        Initial investment minimum is $50 if you invest at least $25           account, call
                            per month with this service.                                             1-800-343-2898 for an
                     o        To enroll, check off the box on the account application and            application.
                            provide:                                                            o        The minimum is $25 per
                     -        Your bank account information                                          month or $75 per quarter.
                     -        The amount and date of your monthly investment.                   o        You can also establish
                                                                                                     an investing program
                                                                                                     through direct deposit
                                                                                                     from your paycheck. Call
                                                                                                     1-800-343-2898 for details.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

** The Fund's shares may be made available through financial service firms who have a service agreement with the Fund, which are also investment dealers. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

HOW TO REDEEM SHARES

We offer you several convenient ways to sell your shares in any of the Evergreen
Funds:

Methods           Requirements
Call Us           o    Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m.
                       and 6 p.m. Eastern time, on any business day.
                  o    This service must be authorized  ahead of time,  and is only available  for regular  accounts.* o All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at
                       that day's closing price. Requests after 4 p.m. will be processed the following business day.**
                  o    We can either:
                       -  wire the proceeds into your bank account (service charges may apply)
                       -  electronically  transmit  the  proceeds  to  your  bank account via the  Automated  Clearing  House service - mail you a check.
                  o    All telephone calls are recorded for your protection.  We
                       are not  responsible  for acting on  telephone  orders we
                       believe are genuine.
                  o    See exceptions  list below for requests that must be made in writing.

Write Us          o    You can mail a redemption request to:  Evergreen Service Company    Overnight Address:
                                                                 P.O. Box 2121              Evergreen Service Company
                                                                 Boston, MA  02106-2121     200 Berkeley St.
                                                                                            Boston, MA  02116-5039

                  o        Your letter of instructions must:
                      - list the Fund name and the account number
                      - indicate the number of shares or dollar value you wish to redeem
                      - be signed by the registered owner(s)
                  o    See  exceptions  list  below  for  requests  that  must  be signature guaranteed.
                  o    To  redeem  from an IRA or other  retirement  account,  call 1-800-346-3858 for a special application.

Sell Your         o    You may also redeem your shares through participating broker-dealers by   delivering  a  letter  as
Shares  in
Person                 described above to your broker-dealer.
                  o    A fee may be charged for this service.

Systematic        o    You can transfer  money  automatically  from your Fund account on a monthly or quarterly basis
Withdrawal             without redemption fees. Plan (SWP)
                  o    The withdrawal can be mailed to you, or deposited directly to your bank account.
                  o    The minimum is $75 per month.
                  o    The maximum is 1% of your account per month or 3% per quarter.
                  o    To enroll, call 1-800-343-2898 for an application.


Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and Evergreen Funds against fraud, certain redemption requests must be in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o         You are redeeming more than $50,000.
o You want the funds transmitted to a bank account not listed on the account.

Who Can Provide A Signature Guarantee:
o         You want the proceeds payable to anyone other than the registered
          owner(s) of the account.                                                          o        Commercial Bank
o        Either your address or the address of your bank account has been changed within    o        Trust Company
         30 days.                                                                           o        Savings Association
o        The account is registered in the name of a fiduciary corporation or any other      o        Credit Union
         organization.                                                                      o        Member of a U.S. stock
                                                                                                     exchange
In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document


OTHER SERVICES

Evergreen Express Line
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges
Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price (NAV).





THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund distributions (capital gains and dividends) o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Evergreen State Municipal Bond Funds expect that substantially all of their regular dividends will be exempt from federal income tax. The Funds may also distribute two types of taxable income to you:

oDividends. To the extent that regular dividends are derived from interest that is not tax exempt, or from short term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen State Municipal Bond Funds generally distribute capital gains at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers, on sales made after January 1, 1998).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year. Profits You Realize When You Redeem Shares When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan or occurred in a money market fund. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans
You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans, (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.



FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fee
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. These fees increase the cost of your investment. The purpose of the 12b-1 fee is to promote the sale of more shares of the Funds to the public. The Fund might use this fee for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.

Financial highlights will be inserted in (B) filing.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. The Funds may also engage in short sales. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates and to adjust the portfolio's duration. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may also invest in other investment companies. This practice may expose a Fund to duplicate expenses and lower its value.

In addition, the Funds may borrow money and lend their securities. Borrowing is a form of leverage that may magnify a Fund's gain or loss. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transactions costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.





Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund

Municipal Bond
Short-Intermediate  Municipal Fund
High Grade  Municipal Bond Fund
Municipal  Bond Fund
California  Municipal Bond Fund
Connecticut  Municipal  Bond Fund
Florida High Income  Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland  Municipal Bond Fund
Massachusetts  Municipal  Bond Fund
Missouri  Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania  Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund
Tax Strategic Equity Fund
Masters Fund


Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

1.   Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares

2.   Non-retirement account holders
     Call 1-800-343-2898
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information   Line  for  Hearing  and  Speech   Impaired   (TTY/TDD)   Call
     1-800-343-2888 Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.   Write us a letter
     Evergreen Service Company
     P.O. Box 2121
     Boston, MA  02106-2121
     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence

5.   For express, registered, certified mail:
     Evergreen Service Company
     200 Berkeley Street
     Boston, MA  02116-5039

6.   Contact us on-line:
     www.evergreen-funds.com

7.   Regular communications you will receive:
     Account Statements -- You will receive quarterly statements for each Fund you own.

     Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

     Annual and Semiannual reports -- You will receive a detailed financial report on your Funds twice a year.

     Tax Forms -- Each January you will receive any tax forms you need to file in your taxes as well as the Evergreen Tax Information Guide.

For More Information About the Evergreen State Municipal Bond Funds, Ask for:

     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

     For questions, other information,  or to request a copy, without charge, of
     any  of  the  documents,   call   1-800-343-2898  or  ask  your  investment
     representative. We will mail material within three business days.

     Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov, or, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009. This material can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information, call the SEC at 1-800-SEC-0330.



                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]



                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016





                                                       SEC File No.: 811-08367

Evergreen State Municipal Bond Funds



Evergreen California Municipal Bond Fund
Evergreen Massachusetts Municipal Bond Fund
Evergreen Missouri Municipal Bond Fund
Evergreen New York Municipal Bond Fund

Class A
Class B
Class C
Class Y

Prospectus, August 1, 1999

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.






p:ssdocs/public/harnesx/dyingstatepromay.doc

FUND SUMMARIES:
Evergreen California Municipal Bond Fund                4
Evergreen Massachusetts Municipal Bond Fund             6
Evergreen Missouri Municipal Bond Fund                  8
Evergreen New York Municipal Bond Fund                 10

GENERAL INFORMATION:
The Funds' Investment Advisors                         12
The Funds' Portfolio Managers                          12
Calculating the Share Price                            12
How to Choose an Evergreen Fund                        12
How to Choose the Share Class
That Best Suits You                                    12
How to Buy Shares                                      14
How to Redeem Shares                                   15
Other Services                                         16
The Tax Consequences of
Investing in the Funds                                 16
Fees and Expenses of the Funds                         17
Financial Highlights                                   18
Other Fund Practices                                   20






In general, Funds included in this prospectus seek to provide investors with current income exempt from federal income and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key
Each Fund's summary is organized around the following basic topics and questions:

Investment Goal
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy
How does the fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors
What are the specific risks for an investor in the Fund?

Performance
How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

State Municipal
Bond Funds

typically rely on a combination of the following strategies:

o investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax;

o investing at least 65% of their assets in municipal securities that are exempt from income taxes, as applicable, in the state for which the Fund is named;

o    investing  at least  80% of their  assets  in  investment  grade  municipal securities, which are bonds rated within the four highest ratings categories by a nationally recognized statistical ratings organizations, or unrated securities determined to be of comparable quality by the investment advisor;

o purchasing municipal securities of any maturity, but maintaining an average dollar weighted maturity of 10 to 20 years; and

o selling a portfolio investment when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other reasons which the investment advisor deems necessary.


may be appropriate for investors who:

o    seek a high quality portfolio of municipal bonds; and

o    seek income which is exempt from federal and state income tax.



  Following this overview, you will find information on each State Municipal Bond Fund's specific investment strategies and risks, including state specific risks. Municipal securities are affected by political and economic events of the issuing state. Also, see the Statement of Additional Information for further information on the state specific risks of your Fund.


Risk Factors For All Mutual Funds

Please remember that mutual fund shares are:
o  not guaranteed to achieve their investment goal
o not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an Evergreen State Municipal Bond Fund could fluctuate significantly in value over time and could result in a loss of money.

Here are the most important factors that may affect the value of your investment:

Interest Rate Risk
When interest rates go up, the value of debt securities tends to fall. Since your Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. When interest rates go down, interest earned by your Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays.

Credit Risk
The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since your Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk
Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Non-Diversification Risk
An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

CALIFORNIA MUNICIPAL BOND FUND

FUND FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C

Investment Advisor:
o        Evergreen Investment Management Company

Portfolio Manager:
o        George Kimball

NASDAQ Symbols:
o        EKCAX (Class A)
o        EKCBX (Class B)
o        EKCCX (Class C)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in California municipal obligations. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis the credit quality of comparative pricing valuation of the securities as well as the impact of the purchase on the Fund's yield and average maturity.

The Fund will invest at least 80% of its assets in municipal securities that at all times are fully insured by a policy purchased by either the issuer or the Fund as to timely payment of all principal and interest when due.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the California Municipal Bond Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of California issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Some of these conditions may include the uncertainty of the Asian economic crisis on the State's revenues, the impact of the 1996 federal welfare reform law as immigration increases, and other factors which may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

Distributions of capital gains and other taxable income will be subject to California personal income tax at the rates applicable to ordinary income. Corporations subject to the California franchise tax are taxable on all distributions of income from the Fund. For more information on California tax consequences, see the Statement of Additional Information.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 2/1/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1995      1996    1997     1998
20.90%    1.70%   8.74%    6.25%

Best Quarter:        1st Quarter 1995          +8.39%
Worst Quarter:       1st Quarter 1996          -3.17%

Year to date total return through 3/31/99 is 0.72%.

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)

        Inception                                Performance Since
       Date of Class  1 year   5 year   10 year  2/1/94

Class A   2/1/94      1.18%    N/A      N/A       4.48%
Class B   2/1/94      0.47%    N/A      N/A       4.52%
Class C   2/1/94      4.57%    N/A      N/A       4.82%

Lehman Brothers
Municipal Bond Index  6.54%   6.24%    8.22%     6.10%



Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your   investment)   Shareholder
Transaction Expenses
                                      Class A  Class B   Class C

Maximum sales charge imposed on         4.75%    None    None
 purchases (as a % of offering price)

Maximum deferred sales charge           None*    5.00%   1.00%
  (as a % of either  the redemption
  amount or initial investment whichever
  is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*


          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses**
Class A      0.55%     0.25%     0.23%         1.03%
Class B      0.55%     1.00%     0.23%         1.78%
Class C      0.55%     1.00%     0.23%         1.78%

*Actual for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B and Class C were 0.96%, 1.70% and 1.70%, respectively.



The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

              Assuming Redemption at          Assuming
                   End of Period            No Redemption
                 Class A   Class B Class C  Class B Class C
  After 1 year      $575    $681    $281      $181    $181
  After 3 years     $787    $860    $560      $560    $560
  After 5 years     $1,017 $1,164   $964      $964    $964
  After 10 years    $1,675 $1,804 $2,095    $1,804   $2,095

MASSACHUSETTS MUNICIPAL BOND FUND

FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C

Investment Advisor:
o        Evergreen Investment Management Company

Portfolio Manager:
o        George Kimball


NASDAQ Symbols:
o        EKMAX (Class A)
o        EKMBX (Class B)
o        EKMCX (Class C)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the Commonwealth of Massachusetts. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis the credit quality of comparative pricing valuation of the securities as well as the impact of the purchase on the Fund's yield and average maturity.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the Massachusetts Municipal Bond Fund is influenced by the political, economic and statutory environment within the Commonwealth. The Fund invests in obligations of Massachusetts issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the Commonwealth. Continuation of many of the Commonwealth's programs, particularly its human service programs, are dependent upon continuing federal reimbursements which have experienced declines in recent years. This and other factors may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in Massachusetts municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in Massachusetts' economy that may weaken or jeopardize the ability of Massachusetts municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 2/4/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1995     1996     1997     1998
16.99%   2.29%    9.44%   5.29%

Best Quarter:       1st Quarter 1995           +7.01%
Worst Quarter:      1st Quarter 1996           -2.44%

Year to date total return through  3/31/99 is 0.82%.

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)

        Inception                                Performance Since
       Date of Class  1 year   5 year   10 year    2/4/94


Class A   2/4/94       0.26%     N/A      N/A       3.91%
Class B   2/4/94      -0.20%     N/A      N/A       3.96%
Class C   2/4/94       3.85%     N/A      N/A       4.27%

Lehman Brothers
Municipal Bond Index   6.54%    6.24%    8.22%      6.10%



EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder  Fees  (fees  paid  directly  from  your   investment)

Shareholder Transaction Expenses
                                  Class A  Class B  Class C

Maximum sales charge imposed on    4.75%    None    None
 purchases (as a % of offering
 price)

Maximum deferred sales charge      None*    5.00%   1.00%
  (as a % of either the redemption
  amount or initial investment
  whichever is lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses**

Class A      0.55%     0.25%     0.49%         1.29%
Class B      0.55%     1.00%     0.48%         2.03%
Class C      0.55%     1.00%     0.48%         2.03%

*Actual for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B and Class C were 0.91%, 1.66% and 1.66%, respectively.



The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

              Assuming Redemption at                 Assuming
                   End of Period                   No Redemption
                  Class A    Class B    Class C    Class B    Class C
  After 1 year      $600      $706       $306       $206       $206
  After 3 years     $865      $937       $637       $637       $637
  After 5 years   $1,149    $1,293     $1,093     $1,093     $1,093
  After 10 years  $1,958    $2,079     $2,358     $2,079     $2,358

MISSOURI MUNICIPAL BOND FUND

FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C

Investment Advisor:
o        Evergreen Investment Management Company

Portfolio Manager:
o        George Kimball

NASDAQ Symbols:
o        EKUAX (Class A)
o        EKUBX (Class B)
o        EKUCX (Class C)


Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the State of Missouri. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis the credit quality of comparative pricing valuation of the securities as well as the impact of the purchase on the Fund's yield and average maturity.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the Missouri Municipal Bond Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of Missouri issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Some of these conditions may include any adverse changes in military appropriations which could significantly increase unemployment, problems comparable to those occurring in other states which could negatively affect Missouri's significant agriculture sector and the impact of ongoing desegregation lawsuits, as well as other factors which may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in Missouri municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in Missouri's economy that may weaken or jeopardize the ability of Missouri municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

Dividends paid by the Fund, if any, that do not qualify as tax exempt dividends under Section 825(b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the U.S. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

 Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results. The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 2/1/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1995     1996     1997     1998
18.16%   2.78%    9.67%    5.41%

Best Quarter:       1st Quarter 1995           +6.50%
Worst Quarter:      1st Quarter 1996           -2.49%

Year to date total return through 3/31/99 is 0.70%.

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)

        Inception                          Performance Since
       Date of Class 1 year   5 year   10 year    2/1/94

Class A   2/1/94     0.40%     N/A      N/A       4.79%
Class B   2/1/94     0.18%     N/A      N/A       4.78%
Class C   2/1/94     4.17%     N/A      N/A       5.09%

Lehman Brothers
Municipal Bond Index 6.54%    6.24%    8.22%      6.10%



EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses
                                   Class A        Class B      Class C

Maximum sales charge imposed on    4.75%           None         None
 purchases (as a % of offering price)

Maximum deferred sales charge       None*          5.00%        1.00%
  (as a % of either  the redemption
  amount or initial investment
  whichever is lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*


          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses**

Class A      0.55%     0.25%     0.20%         1.00%
Class B      0.55%     1.00%     0.20%         1.75%
Class C      0.55%     1.00%     0.20%         1.75%

*Restated for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B and Class C were 0.87%, 1.62% and 1.62%, respectively.



The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

              Assuming Redemption at                    Assuming
                   End of Period                     No Redemption

                  Class A  Class B Class C     Class B       Class C
  After 1 year      $572     $678    $278        $178         $178
  After 3 years     $778     $851    $551        $551         $551
  After 5 years   $1,001   $1,149    $949        $949         $949
  After 10 years  $1,641   $1,771  $2,062      $1,771       $2,062

NEW YORK MUNICIPAL BOND FUND


FUND  FACTS:

Goal:
o        Tax Exempt Current Income

Principal Investment:
o        Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class B
o        Class C
o        Class Y

Investment Advisor:
o        Evergreen Investment Management Company

Portfolio Manager:
o        George Kimball


NASDAQ Symbols:
o        EKYAX (Class A)
o        EKYBX (Class B)
o        EKYCX (Class C)


Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.

Investment Strategy

The following investment strategies are in addition to the investment strategies discussed in the "Overview" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the State of New York. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B. The Fund may also invest up to 20% of its assets in high quality short-term obligations. In purchasing municipal securities, the Fund includes in its analysis the credit quality of comparative pricing valuation of the securities as well as the impact of the purchase on the Fund's yield and average maturity.

The Fund will invest at least 80% of its assets in municipal securities that at all times are fully insured as to timely payment of all principal and interest when due.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Risk Factors
Your investment in the Fund is subject to the risks discussed in the "Overview" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk

The performance of the New York Municipal Bond Fund is influenced by the political, economic and statutory environment within the State. The Fund invests in obligations of New York issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Some of these conditions may include significant cutbacks in recent years in the computer and instrument manufacturing, utility, defense and banking industries hindering employment growth and the State's slow recovery from the recession of early 1990s, as well as other factors which may cause rating agencies to downgrade the credit ratings on certain issues.

The Fund's concentration in New York municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in New York's economy that may weaken or jeopardize the ability of New York municipal bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states.

For more information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see the Statement of Additional Information.

Distributions of capital gains and other taxable income will be subject to tax under the personal income taxes of New York State, New York City and other New York municipalities. Corporations subject to the New York State corporation franchise tax or the New York City general corporation tax will generally be subject to tax on all distributions of income from the Fund. For more information on New York tax consequences, see the Statement of Additional Information.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

Performance

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results. The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 2/4/94. It should give you a general idea of how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1995     1996     1997     1998
17.90%   3.08%    9.26%    6.02%

Best Quarter:       1st Quarter 1995           +7.14%
Worst Quarter:      1st Quarter 1996           -2.09%

Year to date total return through 3/31/99 is 0.52%.

The next table lists the Fund's average annual total return over the past year and since inception (through 12/31/98), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Municipal Bond Index, which is a broad measure of the municipal bond market; it is not an actual investment.

Average Annual Total Return
(for the period ended 12/31/98)*

        Inception                               Performance Since
       Date of Class 1 year   5 year   10 year      2/4/94

Class A    2/4/94     0.95%     N/A      N/A         4.84%
Class B    2/4/94     0.34%     N/A      N/A         4.80%
Class C    2/4/94     4.26%     N/A      N/A         5.12%
Class Y  10/29/98     6.07%     N/A      N/A         5.89%
Lehman Brothers
Municipal Bond Index 6.54%    6.24%    8.22%        6.10%**

*Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. Historical returns for Class Y have not been adjusted to reflect the effect of 12b-1 fees. These fees for Classes A, B, and C are 0.25%, 1.00% and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class Y would have been higher.

** Performance since 10/29/98 is 0.66%.



EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses
                                  Class A    Class B  Class C    Class Y

Maximum sales charge imposed on    4.75%     None     None       None
 purchases (as a % of offering
 price)

Maximum deferred sales charge      None*     5.00%    1.00%      None
  (as a % of either  the redemption
  amount or initial investment
  whichever is lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)*

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses**
Class A      0.55%     0.25%     0.27%         1.07%
Class B      0.55%     1.00%     0.26%         1.81%
Class C      0.55%     1.00%     0.27%         1.82%
Class Y      0.55%     None      0.27%         0.82%

*Actual for the fiscal year ended 3/31/99.

**From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses for Class A, Class B, Class C and Class Y were 0.88%, 1.63%, 1.63% and 0.63%, respectively.



The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends. Your actual costs may be higher or lower.

Example of Fund Expenses

                    Assuming Redemption at           Assuming
                          End of Period            No Redemption
                 Class A  Class B Class C   Class Y   Class B   Class C
  After 1 year      $579    $684   $285        $84     $184       $185
  After 3 years     $799    $869   $573       $262     $569       $573
  After 5 years   $1,037  $1,180   $985       $455     $980       $985
  After 10 years  $1,719  $1,841 $2,137     $1,014   $1,841     $2,137

THE FUNDS' INVESTMENT ADVISOR

The investment advisor manages a Fund's investments and supervises its daily business affairs. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $___ billion in consolidated assets as of _/__/99. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0630.

Evergreen Investment Management Company (EIMC) is the investment advisor to:

o        Evergreen California Municipal Bond Fund
o        Evergreen Massachusetts Municipal Bond Fund
o        Evergreen Missouri Municipal Bond Fund
o        Evergreen New York Municipal Bond Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $___ billion in assets for __ of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Year 2000 Compliance
The investment advisors and other service providers for the Evergreen Funds are taking steps to address any potential Year 2000-related computer problems. However, there is some risk that these problems could disrupt the Funds' operations or financial markets generally.

THE FUNDS' PORTFOLIO MANAGER

The day-to-day management of Evergreen California Municipal Bond Fund, Evergreen Massachusetts Municipal Bond Fund, Evergreen Missouri Municipal Bond Fund and Evergreen New York Municipal Bond Fund is handled by George Kimball. Mr. Kimball has been employed by Evergreen or one of its affiliates since 1991, and was a Vice President and analyst prior to becoming a portfolio manager. Prior to joining Evergreen, Mr. Kimball was employed by BankBoston. He has more than 15 years of investment experience.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open as of the time the Exchange closes (normally 4:00 p.m. Eastern time). We calculate the share price for each share by adding up the total assets of a Fund, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, we will price that security at fair value according to policies established by the Funds' Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
o Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus.
     He or she can also assist you through all phases of opening your account.
o Request any additional information you want about the Fund, such as the Statement of Additional Information, Annual Report or Semi-annual Report by calling 1-800-343-2898.


HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Evergreen State Municipal Bond Fund offers up to four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 4.75%. This charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                  As a % of      As a %         Dealer
  Your           NAV excluding   of your       commission
  Investment     sales charge    investment    as a % of NAV

  Up to $49,999      4.75%       4.99%          4.25%
  $50,000-$99,999    4.50%       4.71%          4.25%
  $100,000-$249,999  3.75%       3.90%          3.25%
  $250,000-$499,999  2.50%       2.56%          2.00%
  $500,000-$999,999  2.00%       2.04%          1.75%
  $1,000,000 and
  over                  0%          0%        1.00 to .25%

Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1% deferred sales charge if you redeem any such shares within 13 months of purchase.

Two ways you can reduce your Class A sales charges:
1.Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.

2.Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

Each Fund may also sell Class A shares at net asset value without any initial or contingent sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc., and to a bank or trust company acting as trustee for a single account.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as the 12(b)-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

 Time Held                                  Contingent Deferred Sales Charge
 Month of Purchase + First 12 Month Period        5.00%
 Month of Purchase + Second  12 Month Period      4.00%
 Month of Purchase + Third 12 Month Period        3.00%
 Month of Purchase + Fourth 12 Month Period       3.00%
 Month of Purchase + Fifth 12 Month Period        2.00%
 Month of Purchase + Sixth 12 Month Period        1.00%
 Thereafter                                          0%
 After 7 years                             Converts to Class A
 Dealer Allowance                                 4.00%

The deferred sales charge percentage is applied to the value of the shares when purchased or when redeemed, whichever is less. No deferred sales charge is paid on shares purchased through dividend or capital gains reinvestments or on any gains in the value of your shares.

Class C
Class C shares are similar to Class B shares, except the deferred sales charge is less and only applies if shares are redeemed within the first year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12(b)-1 fee continues for the life of the account.

   Time Held                            Deferred  Sales  Charge
   Month of Purchase + Less than 1 year       1.00%
   Month of Purchase + 1 year or more            0%

Waiver of Class B or Class C Sales Charges
You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
o When the shares were purchased through reinvestment of dividends/capital gains
o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
o Automatic IRA withdrawals if your age is at least 59 1/2
o Automatic withdrawals of up to 1.0% of the account balance per month
o Loan proceeds and financial  hardship  distributions  from a  retirement plan
o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y
New York Municipal Bond Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in a Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).


HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments
                                   Initial     Additional
  Regular Accounts                 $1,000         None
  IRAs                              $250          None
  Systematic Investment Plan         $50           $25



Method               Opening an Account                                            Adding to an Account
By Mail or through   o        Complete and sign the account application.           o        Make your check payable to
an Investment        o        Make the check payable to Evergreen Funds.                    Evergreen Funds
Professional         o        Mail the application and your check to the address   o        Write a note specifying:
                               below:                                                 -        The Fund name
                              Evergreen Service Company     Overnight Address:        -        Share class
                              P.O. Box 2121                                           -        Your account number
                              Boston, MA  02106-2121       Evergreen Service Company  -        The name(s) in which the account is
                                                           200 Berkeley St.                    registered.
                                                           Boston, MA  02116-5039  o        Mail to the address to the left or
                                                                                            deliver to your investment
                     o        Or deliver them to your investment representative             representative
                             (provided he or she has a broker/dealer arrangement
                              with Evergreen Distributor, Inc.)

By Phone             o      Call 1-800-343-2898 to set up an account number       o       Call the Evergreen Express Line at
                            and get wiring instructions (call before 12 noon if           1-800-346-3858 24 hours a day or
                            you want wired funds to be credited that day).                1-800-343-2898 between 8 a.m. and 6
                     o        Instruct your bank to wire or transfer your                 p.m. Eastern time, on any business
                            purchase (they may charge a wiring fee).                      day.
                     o        Complete the account application and mail to:        o        If your bank account is set up on
                            Evergreen Service Company    Overnight Address:               file, you can request either:
                            P.O. Box 2121                             Evergreen    -        Federal Funds Wire (offers
                            Service Company                                               immediate access to funds) or
                            Boston, MA  02106-2121            200 Berkeley St.     -        Electronic transfer through the
                                                                                          Automated Clearing House which avoids
                            Boston, MA  02116                                             wiring fees.
                     o        Wires received after 4:00 p.m. Eastern time on
                            market trading days will receive the next market
                            day's closing price.**

By  Exchange         o      You can make an additional  investment by
                            exchange from an existing Evergreen Funds account by
                            contacting your investment representative or calling
                            the Evergreen Express Line at 1-800-346-3858*.
                     o      You can only exchange shares within the same class.
                     o      There  is no sales  charge  or  redemption  fee when
                            exchanging Funds within the Evergreen Funds family.
                     o      Orders placed  before 4 p.m.  Eastern time on market
                            trading days will receive that day's  closing  share
                            price  (if not,  you will  receive  the next  market
                            day's closing price).**
                     o      Exchanges are limited to three per calendar quarter, and five per calendar year.
                     o      Exchanges between accounts which do not have identical ownership must be in writing with a signature guarantee (see below).

Systematic           o        You can transfer money automatically from your bank account       o        To establish automatic
Investment Plan             into your Fund on a monthly basis.                                       investing for an existing
(SIP)                o        Initial investment minimum is $50 if you invest at least $25           account, call
                            per month with this service.                                             1-800-343-2898 for an
                     o        To enroll, check off the box on the account application and            application.
                            provide:                                                            o        The minimum is $25 per
                     -        Your bank account information                                          month or $75 per quarter.
                     -        The amount and date of your monthly investment.                   o        You can also establish
                                                                                                     an investing program
                                                                                                     through direct deposit
                                                                                                     from your paycheck. Call
                                                                                                     1-800-343-2898 for details.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

** The Fund's shares may be made available through financial service firms who have a service agreement with the Fund, which are also investment dealers. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

HOW TO REDEEM SHARES

We offer you several convenient ways to sell your shares in any of the Evergreen
Funds:

Methods           Requirements
Call Us           o    Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m.
                       and 6 p.m. Eastern time, on any business day.
                  o    This service must be authorized  ahead of time,  and is only available  for regular  accounts.* o All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at
                       that day's closing price. Requests after 4 p.m. will be processed the following business day.**
                  o    We can either:
                       -  wire the proceeds into your bank account (service charges may apply)
                       -  electronically  transmit  the  proceeds  to  your  bank account via the  Automated  Clearing  House service - mail you a check.
                  o    All telephone calls are recorded for your protection.  We
                       are not  responsible  for acting on  telephone  orders we
                       believe are genuine.
                  o    See exceptions  list below for requests that must be made in writing.

Write Us          o    You can mail a redemption request to:  Evergreen Service Company    Overnight Address:
                                                                 P.O. Box 2121              Evergreen Service Company
                                                                 Boston, MA  02106-2121     200 Berkeley St.
                                                                                            Boston, MA  02116-5039

                  o        Your letter of instructions must:
                      - list the Fund name and the account number
                      - indicate the number of shares or dollar value you wish to redeem
                      - be signed by the registered owner(s)
                  o    See  exceptions  list  below  for  requests  that  must  be signature guaranteed.
                  o    To  redeem  from an IRA or other  retirement  account,  call 1-800-346-3858 for a special application.

Sell Your         o    You may also redeem your shares through participating broker-dealers by   delivering  a  letter  as
Shares  in
Person                 described above to your broker-dealer.
                  o    A fee may be charged for this service.

Systematic        o    You can transfer  money  automatically  from your Fund account on a monthly or quarterly basis
Withdrawal             without redemption fees. Plan (SWP)
                  o    The withdrawal can be mailed to you, or deposited directly to your bank account.
                  o    The minimum is $75 per month.
                  o    The maximum is 1% of your account per month or 3% per quarter.
                  o    To enroll, call 1-800-343-2898 for an application.


Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and Evergreen Funds against fraud, certain redemption requests must be in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o         You are redeeming more than $50,000.
o You want the funds transmitted to a bank account not listed on the account.

Who Can Provide A Signature Guarantee:
o         You want the proceeds payable to anyone other than the registered
          owner(s) of the account.                                                          o        Commercial Bank
o        Either your address or the address of your bank account has been changed within    o        Trust Company
         30 days.                                                                           o        Savings Association
o        The account is registered in the name of a fiduciary corporation or any other      o        Credit Union
         organization.                                                                      o        Member of a U.S. stock
                                                                                                     exchange
In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document


OTHER SERVICES

Evergreen Express Line
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges
Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price (NAV).


THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:

o On Fund  distributions  (capital gains and dividends)
o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Evergreen State Municipal Bond Funds expect that substantially all of their regular dividends will be exempt from federal income tax. The Funds may also distribute two types of taxable income to you:

o Dividends. To the extent that regular dividends are derived from interest that is not tax exempt, or from short term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. Evergreen State Municipal Bond Funds generally distribute capital gains at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers, on sales made after January 1, 1998).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan or occurred in a money market fund. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans
You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans, (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.


FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fee
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. These fees increase the cost of your investment. The purpose of the 12b-1 fee is to promote the sale of more shares of the Funds to the public. The Fund might use this fee for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.

Financial highlights will be inserted in (B) filing.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. The Funds may also engage in short sales. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates and to adjust the portfolio's duration. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Funds may also invest in other investment companies. This practice may expose a Fund to duplicate expenses and lower its value.

In addition, the Funds may borrow money and lend their securities. Borrowing is a form of leverage that may magnify a Fund's gain or loss. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transactions costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.


Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund

Municipal Bond
Short-Intermediate  Municipal Fund
High Grade  Municipal Bond Fund
Municipal  Bond Fund
California  Municipal Bond Fund
Connecticut  Municipal  Bond Fund
Florida High Income  Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland  Municipal Bond Fund
Massachusetts  Municipal  Bond Fund
Missouri  Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania  Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund
Tax Strategic Equity Fund
Masters Fund


Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

1.   Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares

2.   Non-retirement account holders
     Call 1-800-343-2898
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information   Line  for  Hearing  and  Speech   Impaired   (TTY/TDD)   Call
     1-800-343-2888 Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.   Write us a letter
     Evergreen Service Company
     P.O. Box 2121
     Boston, MA  02106-2121
     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence

5.   For express, registered, certified mail:
     Evergreen Service Company
     200 Berkeley Street
     Boston, MA  02116-5039

6.   Contact us on-line:
     www.evergreen-funds.com

7.   Regular communications you will receive:
     Account Statements -- You will receive quarterly statements for each Fund you own.

     Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

     Annual and Semiannual reports -- You will receive a detailed financial report on your Funds twice a year.

     Tax Forms --Each January you will receive any tax forms you need to file in your taxes as well as the Evergreen Tax Information Guide.

For More Information About the Evergreen State Municipal Bond Funds, Ask for:

     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

     For questions, other information,  or to request a copy, without charge, of
     any  of  the  documents,   call   1-800-343-2898  or  ask  your  investment
     representative. We will mail material within three business days.

     Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov, or, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009. This material can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information, call the SEC at 1-800-SEC-0330.



                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]



                           Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016


                                                     SEC File No.: 811-08367

                            EVERGREEN MUNICIPAL TRUST

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                            EVERGREEN MUNICIPAL TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                      EVERGREEN STATE MUNICIPAL BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1999


        Evergreen California Municipal Bond Fund (the "California Fund") Evergreen Massachusetts Municipal Bond Fund (the "Massachusetts Fund")
          Evergreen Missouri Municipal Bond Fund (the "Missouri Fund")
          Evergreen New York Municipal Bond Fund (the "New York Fund")
       Evergreen Connecticut Municipal Bond Fund (the "Connecticut Fund")
        Evergreen New Jersey Municipal Bond Fund (the "New Jersey Fund")
      Evergreen Pennsylvania Municipal Bond Fund (the "Pennsylvania Fund")
                     (Each a "Fund"; together, the "Funds")


          Each Fund is a series of an open-end management investment company known as Evergreen Municipal Trust (the "Trust")

         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated August 1, 1999 for the Fund in which you are interested. The Funds are offered through prospectuses offering Class A and Class B shares of each Fund, Class C shares of each Fund except the Connecticut Fund and the New Jersey Fund, and Class Y shares of the Connecticut Fund, the New Jersey Fund, the New York Fund and the Pennsylvania Fund.

         Certain information may be incorporated by reference to the Funds' Annual Report dated March 31, 1998. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898.

                                TABLE OF CONTENTS


PART 1
TRUST HISTORY................................................................1-1
INVESTMENT POLICIES..........................................................1-1
OTHER SECURITIES AND PRACTICES...............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.............................................1-3
EXPENSES....................................................................1-10
PERFORMANCE.................................................................1-14
COMPUTATION OF CLASS A OFFERING PRICE ......................................1-16
SERVICE PROVIDERS...........................................................1-17
FINANCIAL STATEMENTS........................................................1-18
ADDITIONAL INFORMATION CONCERNING CALIFORNIA
ADDITIONAL INFORMATION CONCERNING MASSACHUSETTS
ADDITIONAL INFORMATION CONCERNING MISSOURI
ADDITIONAL INFORMATION CONCERNING NEW YORK
ADDITIONAL INFORMATION CONCERNING CONNECTICUT
ADDITIONAL INFORMATION CONCERNING NEW JERSEY
ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................2-1
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................2-14
SALES CHARGE WAIVERS AND REDUCTIONS.........................................2-16
PERFORMANCE CALCULATIONS....................................................2-19
PRINCIPAL UNDERWRITER.......................................................2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1......................................2-22
TAX INFORMATION.............................................................2-25
BROKERAGE...................................................................2-28
ORGANIZATION................................................................2-29
INVESTMENT ADVISORY AGREEMENT...............................................2-30
MANAGEMENT OF THE TRUST.....................................................2-32
CORPORATE AND MUNICIPAL BOND RATINGS........................................2-34
ADDITIONAL INFORMATION......................................................2-46

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

                               INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Non-Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

         A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other that U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities tests applicable to diversified funds.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:.

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.   Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.   Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.  Investment in Federally Tax Exempt Securities

         Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.


                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections under "Additional Information on Securities and Investment Practices" in Part 2 of this SAI:

Defensive Investments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements
Reverse  Repurchase  Agreements
Securities  Lending
Options
Futures Transactions
High Yield,  High Risk Bonds
Illiquid and  Restricted  Securities
Investment in Other  Investment  Companies
Short Sales
Municipal  Bonds
Virgin Islands, Guam and Puerto Rico
Zero Coupon "Stripped" Bonds


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of May 1, 1999, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of May 1, 1999.



         California Municipal Bond Fund  Class A

         MLPF & S for the Sole Benefit  of Its     9.82%
         Customers
         Attn: Fund Administration #97DG2
         4800 Deer Lake Dr., E 2nd Fl
         Jacksonville, FL 32246-6484

         Billie Cheek                              6.58%
         Irmgard Cheek Ttee
         Cheek Family Trust
         U/A dtd 06/14/95


         California Municipal Bond Fund  Class B

         MLPF & S for the Sole Benefit  of Its     19.10%
         Customers
         Attn: Fund Administration #97DG3
         4800 Deer Lake Dr., E 2nd Fl
         Jacksonville, FL 32246-6484


         California Municipal Bond Fund  Class C

         MLPF & S for the Sole Benefit  of Its     19.20%
         Customers
         Attn: Fund Administration #97DG4
         4800 Deer Lake Dr., E 2nd Fl
         Jacksonville, FL 32246-6484

         Salomon Smith Barney Inc.                 15.88%
         00167349880
         333 West 34th Street, 3rd Floor
         New York, NY 10001

         Victor Edward Rylander                    11.22%
         Lucille Rylander Co-Ttees
         Victor & Lucille Rylander Trust
         U/A dtd 09-18-96
         4102 Caflur Avenue
         San Diego, CA 92117-4436

         Prudential Securities                     7.62%
         FBO Rakesh C Gupta
         Neelam Gupta Co-Ttees
         FBO Gupta Family Living Trust 12/22/94
         Hemet, CA 92544

         NFSC FEBO # 0KS-714674                    7.07%
         Rozene L Kretz
         776 Lawrence Drive
         Gilroy, CA 95020

         Salomon Smith Barney Inc.                 6.58%
         00154933343
         333 West 34th Street, 3rd Floor
         New York, NY 10001

         Richard B. Smith                          6.45%
         Mary L. Smith JT WROS
         4853 Mt. Royal Court
         San Diego, CA 82117-2917


         Massachusetts Municipal Bond Fund  Class A

         Margaret Vogel                            10.49%
         Tr  #21720
         Keystone Trust Company Ttee
         865 Central Avenue
         Needham, MA 02192-1341

         Richard Nakashian                         9.78%
         P.O Box 3150
         Pocasset, MA 02559-3150

         Alfred Campanelli                         8.98%
         P.O. Box 850985
         Braintree, MA 02185

         Ida R. Rodriguez                          7.86%
         Tr  #21528
         Keystone Trust Company Ttee
         58 Helen Road
         Needham, MA 02192-3934

         Frank J. Pusateri                         5.77%
         Helen C. Pusateri Ttees
         Pusateri Family Trust
         U/A dtd 05-20-93
         1687 Dawes Road, NE
         Palm Bay, FL 32905-4549

         Marion E. Taylor Ttee                     5.56%
         Marion E Taylor Trust
         U/A dtd 06-12-95
         10 Longwood Drive, Apt. 305
         Westwood, MA 02090-1141


         Massachusetts Municipal Bond Fund  Class B

         MLPF&S for the Sole Benefit of            5.09%
         Its Customers
         Attn:  Fund Administration #97DG0
         4800 Deer Lake Drive, E 2nd Floor
         Jacksonville, FL 32246-6484


         Massachusetts Municipal Bond Fund  Class C

         PaineWebber for the Benefit of            9.61%
         Samuel J. Freelander CPA
         340 Main Street
         Worcester, Ma 01608

         Malcolm F. Groves &                       7.28%
         Jean N. Groves Ttees
         Malcom F. Groves Rev Liv Trust
         U/A dtd 05-18-94
         80 Indian Hill Road
         Cummaquid, MA 02637

         First Clearing Corporation                6.28%
         A/C 8024-0964
         Ruth A. Schreiner Trust
         William B. Schreiner Ttee
         161 Marquand Drive
         Osterville, MA 02655-1803

         William Ripley                            6.12%
         c/o Eastern
         Environmental Systems Inc.
         45 Accord Park Drive
         Norwell, MA 02061-1614

         John Pierce & Marie Pierce JT TEN         5.86%
         424 King's Town Way
         Duxbury, MA 02332-4605


         Missouri Municipal Bond Fund  Class A

         MLPF&S for the Sole Benefit of Its        30.37%
         Customers
         Attn: Fund Administration #97DE7
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL  32246-6484

         BHC Securities, Inc.                      5.64%
         FAO 54355607
         Attn: Mutual Funds Dept.
         One Commerce Square
         2005 Market Street, Suite 1200
         Philadelphia, PA 19103


         Missouri Municipal Bond Fund  Class B

         MLPF&S for the Sole Benefit of Its        25.76%
         Customers
         Attn: Fund Administration #97DE8
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL 32246-6484


         Missouri Municipal Bond Fund  Class C

         Robert L. Beckman                         9.27%
         Carol A. Beckman JT TEN
         940 Sherman Lane
         Florissant, MO 63031-2336

         MLPF & S for the Sole Benefit of Its      8.94%
         Customers
         Attn: Fund Administration #97DE9
         4800 Deer Lake Drive, E 2nd Floor
         Jacksonville, FL 32246-6484

         Felicia L. Bart                           8.78%
         Vern E. Alexander JT WROS
         6501 Twin Springs Road
         Parkville, MO 64152-3046

         PaineWebber for the Benefit of            8.07%
         Joseph Henry Children Trust
         U/A dtd 6/25/84
         Edwin C. Hogueland Ttee
         Donnelly Meiners Jordan Kline
         4600 Madison, Suite 1100
         Kansas City, MO 64112-3012

         Eiolet Utley Baker                        8.02%
         Tod David W. Baker
         1342 E Stanford
         Springfield, MO 65804

         PaineWebber for the Benefit of            7.48%
         Steven L. Cox
         Nancy S. Cox JTWROS
         2809 Ajax Road
         Saint Joseph, MO 64503-1327

         Patricia  W. Duwe                         6.74%
         9014 Laurel Crest
         Saint Louis, MO 63126-2413

         Kenneth J. Heutel                         6.59%
         811 Butterfly Lane
         Saint Charles, MO 63304-7878

         PaineWebber for the Benefit of            5.66%
         Jeffrey M. Lowe and
         Kathy E. Lowe JT/WROS
         700 Deer Vue Lane
         Fenton, MO 63026

         Charles L. Merz                           5.13%
         #11 Dunleith
         St. Louis, MO 63131-4835


         New York Municipal Bond Fund  Class A

         MLPF&S for the Sole Benefit of            6.36%
         Its Customers
         Attn: Fund Administration #97DE0
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL 32246-6484


         New York Municipal Bond Fund  Class B

         MLPF&S for the Sole Benefit of            13.94%
         Its Customers
         Attn: Fund Administration #97DF1
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL 32246-6484


         New York Municipal Bond Fund  Class C

         Steven Starker &                          16.41%
         Farrel Starker JTWROS
         7 Flagler Drive
         Rye, NY 10580-1851

         Carol Whitman                             13.85%
         P.O. Box 43
         Whippleville, NY 12995

         Carol L. Moore                            9.91%
         Rt. 2 Box 1055
         Chatteaugay, NY 12920-9522

         Henry W. Demoy                            6.42%
         Patricia K. Demoy JTWROS
         Rd. 2 King Road
         Cambrige, NY 12816-9802

         MLPF&S for the Sole Benefit of            5.54%
         Its Customers
         Attn: Fund Administration #97DF8
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL 32246-6484

         Robert C. Rudd                            5.38%
         Audrey A. Rudd JT WROS
         20 Harborview Road
         Northport, NY 11768-3422

         Moo Kir Tsui                              5.14%
         1235 Promenade Drive, Apt. 502J
         Boca Raton, FL 33433-6916


         New York Municipal Bond Fund  Class Y

         First Union National Bank                 97.03%
         Trust Accounts
         Attn: Ginny Batten
         CMG-1151 11th Floor
         Charlotte, NC 28202-1910


         Connecticut Municipal Bond Fund  Class A

         Raymond James Tr Co Ttee                  19.07%
         FBO Edwin Pugsley Jr Trust
         A/C 20603100
         P.O. Box 14407
         St. Petersburg, Fl 33733-4407

         First Union Brokerage Services            17.57%
         Sarah Allin & A/C 1099-8268
         10 Sandgate Road
         Madison, CT 06443-3453

         First Union Brokerage Services            12.68%
         Crown Realty LLC
         A/C 2134-4973
         P.O. Box 2-224 Devon Station
         Milford, CT 06460

         First Union Brokerage Services            11.17%
         Dominic R. Spera
         A/C 7953-1716
         21 Milano Pond Drive
         Madison, CT 06443

         Rose Santoro                              8.39%
         Bruce A. McEntee JTWROS
         19 Mitchell Avenue
         Waterbury, CT 06710-2416

         First Clearing Corporation                6.67%
         A/C 8612-7796
         Beatrice M. Wright
         c/o Duncaster - #P216
         60 Loeffler Road
         Bloomfield, CT 06002-2279

         First Union Brokerage Services            5.22%
         Marc Riccio &
         Kendra J. Riccio JTWROS
         A/C 7058-2926
         34 Valley Brook Road S
         Branford, CT 06405

         MLPF&S for the Sole Benefit of            5.10%
         Its Customers
         Attn: Fund Administration #97W06
         4800 Deer Lake Drive, E. 2nd Floor
         Jacksonville, FL 32246-6484


         Connecticut Municipal Bond Fund  Class B

         First Union Brokerage Services            17.22%
         Stewart Monroe Jr.
         A/C 5984-0530
         Avalon Springs
         25 River Road #7208
         Wilton, CT 06897-4085

         First Union Brokerage Services            12.20%
         Edith B. White
         A/C 8686-9653
         50 Ledge Road, Apt. #219
         Darien, CT 06897-4085

         First Union Brokerage Services            9.34%
         David E. Fendler &
         Sylvia Fendler JTWROS
         A/C 3154-4481
         72 Brinkerhoff Avenue
         Stamford, CT 06905-3203

         First Union Brokerage Services            7.73%
         Kathleen K Delaney
         A/C 2452-6141
         14 Smoke Hill Drive
         Stamford, CT 06903-3817


         Connecticut Municipal Bond Fund  Class Y

         First Union National Bank BK/EB/INT       99.77%
         Cash Account
         Attn: Trust Operations Fund Group
         401 S. Tryon Street, 3rd Floor CMG-1151
         Charlotte, NC 28202-1911


         New Jersey Municipal Bond Fund  Class A

         FUBS & Co. FEBO                           5.06%
         Norman Sevell &
         Marie Sevell
         1600 Cooper Road
         Scotch Plains, NJ 07076


         New Jersey Municipal Bond Fund  Class B

         None


         New Jersey Municipal Bond Fund  Class Y

         First Union National Bank                 95.71%
         Trust Accounts
         Attn: Ginny Batten CMG-1151
         401 S. Tryon Street, 3rd Floor
         Charlotte, NC 28202-1911


         Pennsylvania Municipal Bond Fund  Class A

         MLPF&S for the Sole Benefit of Its        5.00%
         Customers
         Attn: Fund Administration #977F7
         4800 Deer Lake Drive, 2nd Floor
         Jacksonville, FL  32246-6484


         Pennsylvania Municipal Bond Fund  Class B

         MLPF&S for the Sole Benefit of Its        9.28%
         Customers
         Attn: Fund Administration #97A06
         4800 Deer Lake Drive, 2nd Floor
         Jacksonville, FL  32246-6484


         Pennsylvania Municipal Bond Fund  Class C

         MLPF&S for the Sole Benefit of Its        18.47%
         Customers
         Attn: Fund Administration #97A07
         4800 Deer Lake Drive, 2nd Floor
         Jacksonville, FL  32246-6484


         Pennsylvania Municipal Bond Fund  Class Y

         First Union National Bank BK/EB/INT       96.99%
         Cash Account
         Attn: Trust Operations Fund Group
         401 S. Tryon Street, 3rd Floor
         CMG-1151
         Charlotte, NC 28202-1911


                                    EXPENSES

Advisory Fees

          Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

          Evergreen Investment Management Company ("EIMC") is the investment advisor to the California Fund, the Massachusetts Fund, the Missouri Fund and the Pennsylvania Fund. EIMC is entitled to receive a fee from each Fund at the annual rates below:



                       Average  Daily                  Fee
                         Net  Assets

                      First $50 million                0.55%
                      Next  $50 million                0.50%
                      Next $100 million                0.45%
                      Next $100 million                0.40%
                      Next $100 million                0.35%
                      Next $100 million                0.30%
                      Over $500 million                0.25%


         Evergreen Investment Management ("EIM") (formerly known as Capital Management Group, or CMG), a division of First Union National Bank, is the investment advisor to the Connecticut Fund. EIM is entitled to receive a fee from the Connecticut Fund at the annual rate of 0.60% of the Fund's average daily net assets. EIM has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. EIM may change or stop this waiver at any time.

         EIM is also the advisor to the New Jersey Fund. EIM is entitled to receive a fee from the New Jersey Fund at the annual rates below:


                       Average  Daily                  Fee
                         Net  Assets

                      First $500 million               0.50%
                      Next  $500 million               0.45%
                      Next  $1   billion               0.40%
                      Over  $1.5 billion               0.35%

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal periods.



  Fund/Fiscal Year or Period          Advisory Fee Paid     Advisory Fees
                                                               Waived
  Year Ended 1999

  California Fund                         $146,303             $20,292
  Massachusetts Fund                      $53,014              $36,054
  Missouri Fund                           $134,405             $32,169
  New York Fund                           $118,788             $39,788
  Connecticut Fund                        $425,935             $116,474
  New Jersey Fund                         $825,018             $396,701
  Pennsylvania Fund                       $1,135,581              $0

  Year or Period Ended 1998

  California Fund                         $150,177             $67,381
  Massachusetts Fund                      $62,171              $54,590
  Missouri Fund                           $138,262             $94,233
  New York Fund                           $132,245             $58,744
  Connecticut Fund (a)                    $141,059             $64,322
  New Jersey Fund                         $429,995             $296,793
  Pennsylvania Fund                       $610,824             $174,928

  Year or Period Ended 1997

  California Fund (c)                     $51,555              $43,885
  Massachusetts Fund                      $63,584              $63,584
  Missouri Fund (c)                       $46,447              $46,447
  New York Fund                           $135,473             $106,560
  New Jersey Fund (b)                     $135,196             $135,196
  Pennsylvania Fund                       $390,366             $169,740

(a)   The Fund commenced operations on November 24, 1997.
(b) Seven months ended March 31, 1997. During the period, the New Jersey Fund changed its fiscal year end from August 31 to March 31.
(c) Four months ended March 31, 1997. During the period the Fund changed its fiscal year end from November 30 to March 31.

Brokerage Commissions

         The Funds paid no brokerage commissions during 1999, 1998 and 1997.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.



Fund/Fiscal Year or Period             Total                Underwriting
                                       Underwriting         Commissions
                                       Commissions          Retained

Year Ended 1999

California Fund                        $38,738              $0
Massachusetts Fund                     $19,554              $1,293
Missouri Fund                          $62,002              $3,144
New York Fund                          $61,550              $1,164
Connecticut Fund                       $52,550              $0
New Jersey Fund                        $340,407             $0
Pennsylvania Fund                      $363,030             $10,125

Year or Period Ended 1998

California Fund                        $46,632              $3,029
Massachusetts Fund                     $22,859              $1,771
Missouri Fund                          $138,428             $8,737
New York Fund                          $62,317              $4,131
Connecticut Fund(a)                    $3,194               $476
New Jersey Fund                        $44,432              $4,471
Pennsylvania Fund                      $65,672              $6,605

Year or Period Ended 1997

California Fund (c)                    $133,966             $60,931
Massachusetts Fund                     $97,579              $29,745
Missouri Fund (c)                      $96,918              $55,982
New York Fund                          $236,114             $20,175
New Jersey Fund (b)                    $0                   $0
Pennsylvania Fund                      $504,459             $106,694

(a)   The Fund commenced operations on November 24, 1997.
(b) Seven months ended March 31, 1997. During the period, the New Jersey Fund changed its fiscal year end from August 31 to March 31.
(c) Four months ended March 31, 1997. During the period the Fund changed its fiscal year end from November 30 to March 31.


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended March 31, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.



                                        Class A                            Class B                           Class C

Fund                          Distribution   Service Fees        Distribution    Service Fees      Distribution     Service Fees
                                 Fees                                Fees                             Fees

California Fund                  N/A            $16,950            $137,742         $45,914          $10,912           $3,637
Massachusetts Fund               N/A            $5,246             $43,516          $14,505          $12,542           $4,181
Missouri Fund                    N/A            $11,818            $141,781         $47,260          $6,046            $2,015
New York Fund                    N/A            $9,275             $121,805         $40,602          $10,611           $3,537
Connecticut Fund                 N/A            $897               $4,715           $1,572             N/A              N/A
New Jersey Fund*                 N/A            $83,206            $125,167         $41,722            N/A              N/A
Pennsylvania Fund                N/A            $67,908            $279,530         $93,177          $48,440           $16,147

*The Fund waived $53,252 in Class A service fees.


Trustee Compensation


          Listed below is the Trustee compensation paid by the Trust individually and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended March 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.



Trustee               Aggregate Compensation           Total Compensation from
                    Compensation  from   Trust       Trust and Fund Complex Paid
                                                             to Trustees*

Laurence B. Ashkin             $5,489                          $75,000
Charles A. Austin, III         $5,489                          $75,000
K. Dun Gifford                 $5,292                          $72,500
James S. Howell                $7,061                          $97,500
Leroy Keith Jr.                $5,292                          $72,500
Gerald M. McDonnell            $5,489                          $75,000
Thomas L. McVerry              $6,353                          $86,000
William Walt Pettit            $5,292                          $72,500
David M. Richardson            $5,240                          $71,875
Russell A. Salton, III         $5,489                          $77,500
Michael S. Scofield            $5,489                          $77,500
Richard J. Shima               $5,292                          $72,500

      *Certain Trustees  have  elected  to  defer  all  or  part  of their total
       compensation for the twelve  months ended  March 31, 1999.   The  amounts
       listed below will be payable in later years to the respective Trustees:

       Austin            $11,250
       Howell            $77,600
       McDonnell         $75,000
       McVerry           $86,000
       Pettit            $72,500
       Salton            $77,000
       Scofield          $11,250



                                   PERFORMANCE

Total Return


         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 1999. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.



Fund/Class                    One Year           Five Years         Ten Years or         Inception Date
                                                                   Since Inception          of Class
California Fund
Class A                        0.83%                5.84%               4.40%                2/1/94
Class B                        0.20%                5.80%               4.59%                2/1/94
Class C                        4.31%                6.06%               4.71%                2/1/94

Massachusetts  Fund
Class A                        0.05%                5.62%               3.89%                2/4/94
Class B                       -0.21%                5.61%               4.07%                2/4/94
Class C                        3.84%                5.92%               4.21%                2/4/94

Missouri Fund
Class A                        0.06%                5.88%               4.69%                2/1/94
Class B                       -0.16%                5.87%               4.81%                2/1/94
Class C                        3.82%                6.17%               4.94%                2/1/94

New York Fund
Class A                        0.75%                6.13%               4.71%                2/4/94
Class B                        0.06%                6.08%               4.79%                2/4/94
Class C                        4.07%                6.40%               4.93%                2/4/94
Class Y                        5.84%                7.20%               5.72%              10/29/98

Connecticut Fund
Class A                        0.26 %               4.27%               5.20%              12/30/97
Class B                       -0.49%                4.19%               4.92%                1/9/98
Class Y                        5.56%                5.56%               5.97%              11/24/97

New Jersey Fund
Class A                        0.68%                5.70%               6.41%                7/16/91
Class B                       -0.29%                5.83%               6.71%               1/30/96
Class Y                        5.76%                6.78%               7.12%                2/8/96

Pennsylvania Fund
Class A                        0.39%                5.60%               7.27%               12/27/90
Class B                       -0.31%                5.55%               7.30%                2/1/93
Class C                        3.59%                5.86%               7.30%                2/1/93
Class Y                        5.63%                6.71%               7.95%               11/24/97




Yields

         Below are the current and tax equivalent yields of the Funds for the 30-day period ended March 31, 1999. For more information, see "30-Day Yield" and "Tax Equivalent Yield" under "Performance Calculations" in Part 2 of this SAI.

                                                30-Day Yield                             Tax-Equivalent Yield
                  Combined Federal
                    & State Tax
Fund                  Rate (1)    Class A     Class B    Class C    Class Y      Class A    Class B    Class C    Class Y

California Fund        46.29%       3.79%       3.23%      3.23%       N/A       7.06%      6.01%      6.01%       N/A

Massachusetts Fund     44.31%       3.56%       2.99%      2.99%       N/A       6.39%      5.37%      5.37%       N/A

Missouri Fund          44.34%       4.29%       3.76%      3.76%       N/A       7.71%      6.76%      6.76%       N/A

New York Fund          44.84%       3.92%       3.36%      3.36%      4.37%      7.11%      6.09%      6.09%      7.92%

Connecticut Fund       43.45%       3.55%       2.97%       N/A       3.98%      6.28%      5.25%       N/A       7.04%

New Jersey Fund        44.56%       4.09%       3.38%       N/A       4.39%      7.38%      6.10%       N/A       7.92%

Pennsylvania Fund      42.45%       4.11%       3.56%      3.56%      4.57%      7.14%      6.19%      6.19%      7.94%

 (1) Assumed for purposes of this chart. Your tax may vary.



                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the NAV of each Fund' Class A shares at the end of March 31, 1999. For more information, see "Purchase, Redemption and Pricing of Shares."


Fund                      Net Asset        Sales Charge        Offering Price
                          Value Per                               Per Share
                          Share

California Fund             $10.00            4.75%                $10.50
Massachusetts Fund          $9.58             4.75%                $10.06
Missouri Fund               $9.87             4.75%                $10.36
New York Fund               $9.90             4.75%                $10.39
Connecticut Fund            $6.38             4.75%                $6.70
New Jersey Fund             $11.16            4.75%                $11.72
Pennsylvania Fund           $11.66            4.75%                $12.24



                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Connecticut Municipal Bond Fund and Evergreen New Jersey Municipal Bond Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds for which EIS serves as administrator and a First Union Corporation subsidiary serves as investment advisor. The fee paid to EIS is calculated in accordance with the following schedule:


                              Assets                 Fee

                          First $7 billion          0.050%
                          Next  $3 billion          0.035%
                          Next  $5 billion          0.030%
                          Next $10 billion          0.020%
                          Next $5  billion          0.015%
                          Over $30 billion          0.010%

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is P.O. Box 2121, Boston, Massachusetts 02106-2121. The Fund pays ESC annual fees as follows:


            Fund Type                       Annual Fee     Annual Fee
                                            Per Open      Per Closed
                                            Account*       Account**

            Monthly Dividend Funds            $25.50          $9.00
            Quarterly Dividend Funds          $24.50          $9.00
            Semiannual Dividend Funds         $23.50          $9.00
            Annual Dividend Funds             $23.50          $9.00
            Money Market Funds                $25.50          $9.00


            *For  shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
           **Closed accounts are maintained on the system in order to facilitate historical and tax information.


Distributor

         Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 90 Park Avenue, New York, NY 10016.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.


                  ADDITIONAL INFORMATION CONCERNING CALIFORNIA

General

         California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996 and 1.6% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

         Total personal income in the State, at an estimated $846 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

         From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The Asian economic crisis beginning in mid-1997 has significantly reduced exports to that region, although this has been offset by increased exports to Latin America and other areas. Overall, the Asian crisis is expected to have a moderate dampening effect on the State's economy, but the economy is still expected to outpace the nation in 1999. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

         Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

         Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

         "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California [Municipal Obligations] or on the ability of the State or local governments to pay debt service on such California [Municipal Obligations]. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 1999, the State had outstanding approximately $19.2 billion of long-term general obligation bonds, plus $484 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.8 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

         The principal sources of General Fund revenues in 1996-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

         General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

         Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):

         significant cuts in health and welfare program expenditures;

         transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

         transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

         reduction in growth of support for higher education programs, coupled with increases in student fees;

         revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

         increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

         various one-time adjustments and accounting changes (some of which have been challenged in court and reversed).

         A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.1 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $400 million as of June 30, 1997 and $1.8 billion at June 30, 1998.

         FY 1997-98 Budget. In May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for FY 1997-98 showed General Fund revenues and transfers of $54.7 billion and expenditures of $53.3 billion.

         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.

         FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills, which resulted in a net increase of expenditures of about $250 million, but the Administration also raised its estimate of revenues from the 1997-98 fiscal year. In total, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

         The Administration released new projections for the balance of FY 1998-99 on January 8, 1999 as part of the Governor's Proposed Budget for 1999-2000 (the "Governor's Budget"). As a result of somewhat slower economic growth largely due to the Asian economic slowdown, resulting in reduced revenues, and higher health and welfare caseloads than projected, the Administration projected that the SFEU would be reduced to about $600 million as of June 30, 1999. However, a later report in February, 1999 from the State Legislative Analyst stated that economic activity in the State appeared to be stronger in late 1998 than the Governor's Budget predicted, and revenues for 1998-99 could be as much as $750 million higher than projected by the Governor's Budget.

         As has been the case in the last several years, spending on K-12 education increased significantly, by a total of $2.2 billion, with projected per-pupil spending of $5,695, more than one-third higher than the per-pupil spending during the last recession year of 1993-94. Funding to support higher education was also increased significantly (15% for the University of California and 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the monthly welfare grant since levels were cut during the recession.

         One of the  most  important  elements  of the  1998-99  Budget  Act was agreement on substantial tax cuts. The largest of these is a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%. Under current law, VLF funds are automatically transferred to cities and counties, so the new legislation provides for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years (a development which appears unlikely given more recent revenue projections), the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion for future years. Other tax cuts in FY 1998-99 include an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts is estimated at $1.4 billion for FY 1998-99.

         Although, as noted, the 1998-99 Budget Act projects a budget reserve in the SFEU of about $1.2 billion on June 30, 1999 (since reduced in the Governor's Budget), the General Fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement

         Proposed FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth, but totaling an estimated $60.3 billion. (This figure could be higher based on the more recent revenue estimates from the State Legislative Analyst.) The proposed budget assumes certain one-time revenues, receipt of the first installment payment from the tobacco manufacturer's litigation settlement, and increased federal aid for the cost of incarcerating illegal aliens.

         The Governor's Budget proposes expenditures of about $60.5 billion, which would result in a balance in the SFEU at June 30, 2000 of about $400 million. Major expenditures initiatives include increased funding and some new programs for K-12 schools, a modest increase in funding for higher education, an increase in certain State-funded welfare programs, combined with decreased caseloads for Medi-Cal and CalWORKs (the replacement to the old welfare system, following the 1996 federal welfare reform law).

         Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

         The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February 1999 were assigned ratings of "A+" from Standard & Poor's Ratings Services ("S&P"), "Aa3" and from Moody's Investors Service ("Moody's") and
"AA-" from Fitch IBCA, Inc ("Fitch").

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1996-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

         Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.


                 ADDITIONAL INFORMATION CONCERNING MASSACHUSETTS

         The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statement of issuers located in the Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund has not independently verified any of the information contained in such statements and documents but the Massachusetts Fund is not aware of facts which would render such information inaccurate.

General

         The Commonwealth's constitution requires, in effect, that its budget, though not necessarily its operating expenditures and revenue, be balanced each year. In addition, the Commonwealth has certain budgetary procedures and fiscal controls in place that are designed to ensure that sufficient cash is available to meet the Commonwealth's obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that funds are expended consistent with statutory and public purposes. The condition of the three principal operating funds (the General Fund, the Local Aid Fund and the Highway
Fund), viewed on a consolidated basis, is generally regarded as the principal indicator of whether the Commonwealth's operating revenues and expenses are in balance.

1998 FISCAL YEAR

         The budget for fiscal 1998 was enacted by the Legislature on June 30, 1997 and approved by Governor Weld on July 10, 1997. (Appropriations covering the first two weeks of the fiscal year were enacted and approved on June 30, 1997.) The budget was based on a consensus tax revenue forecast of $12.85 billion, as agreed by both houses of the Legislature in March. The Executive Office for Administration and Finance revised the fiscal 1998 tax forecast to $13.06 billion on July 30, 1997 and, after a review of first quarter fiscal 1998 tax receipts, to $13.20 billion on October 15, 1997. The fiscal 1998 tax revenue estimates were revised again on January 16, 1998 to reflect an increase of $100 million in tax revenues. Tax law changes effective in fiscal 1998 have (I) increased anticipated revenues by $19.0 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, (ii) reduced tax revenues by an estimated $25.0 million as a result of the exemption of military pensions from state income tax, effective January 1, 1998, which was approved by Acting Governor Cellucci on November 6, 1997, and
(iii) reduced tax revenues by an estimated $140 million as a result of a change in the sales tax payment schedule. After taking into account such tax law changes, the January 16, 1998 estimate was $13.154 billion. On May 5, 1998, the tax revenue estimate was further revised upward to $13.3 billion. On June 1, 1998, Revenue Commissioner Mitchell Adams announced that year-to-date revenue collections totaled $12.364 billion, which he found to be in line with revenue estimates.

         The fiscal 1998 budget provides for total appropriations of approximately $18.4 billion, a 2.8% increase over fiscal 1997 expenditures. The budget incorporates tax cuts valued by the Department of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for fiscal 1998 in the amount of approximately $210.4 million, including the transfer of approximately $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. In addition, on November 26, 1997, Acting Governor Cellucci approved legislation transferring off-budget the $206.3 million Department of Medical Assistance reserve to indemnify certain medical facilities against losses that might result from providing uncompensated care. On January 30, 1998, Acting Governor Cellucci filed two bills recommending supplemental appropriations for fiscal 1998 totaling $211.8 million. The bills incorporated most of the supplemental appropriations recommended in bills filed by the Administration on October 6, 1997 and October 17, 1997 which were not enacted by the Legislature. The first bill totaled $44.6 million in proposed spending to provide to certain unanticipated obligations of the Commonwealth. The second bill recommended $167.1 million in proposed spending to provide for one-time expenditures, matching grants and capital initiatives, including $50 million for the construction and repair of local roads and bridges, $20 million for the development of a new human resource compensation management system and $10 million in additional funding for the upgrade of the Commonwealth's information technology systems in preparation for the year 2000 conversion. On April 29, 1998, Acting Governor Cellucci approved a supplemental appropriations bill for $116.4 million, of which $56.3 million is for expenditures contained in the bills filed by the Acting Governor on January 30, 1998. The bill includes $21.1 million for snow and ice costs at the Massachusetts Highway Department, $15.4 million for child care services relating to welfare reform and $11 million at the Department of Social Services for residential group care and adoption. Projected Total fiscal 1998 expenditures are approximately $18.930 billion.

Cash Flow

         The most recent cash flow projections for fiscal 1998 and fiscal 1999 were released by the State Treasurer and the Secretary of Administration and Finance on March 25, 1998. The forecast for fiscal 1998 is based on the fiscal 1998 budget signed by Governor Weld on July 10, 1997, and includes the value of all fiscal 1998 supplemental budgets enacted by the Legislature. The fiscal 1999 forecast is based on the proposed fiscal 1999 budget submitted by the Acting Governor on January 27, 1998. Both projections are based on revenue and spending estimates prepared by the Executive Office for Administration and Finance and incorporate actual results through January, 1998 and monthly projections through June, 1999.

         Fiscal 1998 is projected to end with a cash balance of $477.9 million, without regard to any fiscal 1998 activity that may occur after June 30, 1998. Such balance does not include the balance in the Stabilization Fund ($799.0 million at June 30, 1997) or interest earnings thereon expected during fiscal 1998; it does reflect the required Stabilization Fund transfer related to fiscal 1997 of $234.0 million during fiscal 1998. The cash flow statement notes that general obligation bonds were issued for capital projects in August, 1997 in the amount of $250 million and in January, 1998 in the amount of $250 million and projects that an additional $428 million of general obligation bonds will be issued for such purposes during the remainder of the fiscal year. The statement also notes that $105 million of special obligation bonds were issued in October, 1997.

         The cash flow statement notes that the Massachusetts Turnpike Authority and the Massachusetts Port Authority are required to make payments to the Commonwealth in connection with the Central Artery/Ted Williams Tunnel project and forecasts that the Commonwealth will receive $430 million in the aggregate during fiscal 1998 from such authorities or from the issuance of Commonwealth notes in anticipation of payments from such authorities. (The statement also notes that the Commonwealth has the statutory authority to issue bonds to pay any such notes.) The statement further forecasts, in connection with the Central Artery/Ted Williams Tunnel project, that the Commonwealth will issue $350 million of notes in anticipation of future federal highway grants, noting that federal funding for such purposes has been extended on an interim basis through March 31, 1998, and that successor federal funding legislation is expected to be enacted by late 1998.

1999 FISCAL YEAR

         On January 27, 1998, Acting Governor Cellucci filed his fiscal 1999 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $19.06 billion, or total fiscal 1999 spending of $19.49 billion after adjusting for shifts to and from off-budget accounts. The proposed fiscal 1999 spending level represents a $559 million, or 3.0%, increase over projected total fiscal 1998 expenditures of $18.930 billion. Budgeted revenues for fiscal 1999 are projected to be $18.961 billion, or $19.291 billion after adjusting for shifts to and from off-budget accounts. This represents a $53.0 million, or 0.3%, increase over the $18.908 billion forecast for fiscal 1998. (The $18.908 billion revenue estimate for fiscal 1998 reflects the addition of $100 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on January 16, 1998 and the addition of $146 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on May 5, 1998.) The Governor's proposal projects a fiscal 1999 ending balance in the budgeted funds of $906.3 million, including a Stabilization Fund balance of $878.1 million.

         The Governor's budget recommendation is based on a tax revenue estimate of $13.665 billion, a $365.0 million, or 2.7%, increase over fiscal 1998 projected tax revenues of $13.300 billion. The projection incorporates $244.8 million in income tax cuts proposed by the Governor, including a reduction of the Part B ("earned income") tax rate from 5.95% to 5% over three years ($205.8 million), a reduction of the Part A ("unearned income"; i.e., interest from non-Massachusetts banks, dividends, and short-term capital gains) tax rate from 12% to 5% over five years ($30 million), credits and exemptions to encourage saving for children's higher education ($3 million), an exemption from capital gains taxes on the sale of a house ($2 million) and an exemption for providing care to an elderly relative ($4 million). The recommendation also proposes moving $92.5 million in tax revenue in the Children's and Seniors Health Protection Fund off-budget.

         The proposed budget assumes non-tax revenues of $5.297 billion, or $5.624 billion when adjusted for the shifts to and from off-budget accounts, and represents an increase of $15.4 million from fiscal 1998. Of the three classes of non-tax revenue, federal reimbursements, including those for Medicaid, and block grants for Temporary Assistance to Needy Families and Child Care programs most affect the Commonwealth's budgetary considerations. These payments are projected to total $3.216 billion in fiscal 1999, or $3.426 billion after the impact of shifts to and from off-budget accounts is removed. This level of federal payments represents an increase of $41.0 million, or 1.2%, from fiscal 1998, the result primarily of changes in federal reimbursement for Medicaid programs. Fiscal 1999 departmental revenues of $1.130 billion, or $1.158 billion after adjusting for shifts to and from off-budget accounts, represent a decrease of approximately $127 million from fiscal 1998 projections, due primarily to the implementation of free, lifetime driver licensing and vehicle registration and a decrease of $29.3 million from fiscal 1998 in the revenue generated by the revenue optimization program. Consolidated transfers, the third category of non-tax revenue, consists primarily of state lottery profits which are distributed to cities and towns. Consolidated transfers are projected to increase by $1.8 million from fiscal 1998 levels. Lottery profits are expected to remain constant in fiscal 1999.

         The Governor's budget proposal generally provides for maintaining current levels of service for most state programs but recommends increased spending for certain priority areas, including a $357 million increase in funding for the Department of Education, $309.7 million in additional local aid to cities and towns, $69 million for Medicaid program medical inflation and $34 million in additional local aid funded by the State Lottery.

         The Governor's fiscal 1999 budget recommendations call for appropriations of $945.3 million for pension funding, $85.2 million less than the amount appropriated for fiscal 1998 and $113.9 million less than the amount called for in the most recent adopted funding schedule. The recommended amount reflects the elimination in 1997 of the Commonwealth's responsibility for funding cost-of-living adjustments incurred by local pension systems and assumes the adoption of a revised funding schedule in the spring of 1998. The proposed budget also includes a $20 million reserve to meet the Commonwealth's obligation to reduce the unfunded pension liabilities attributable to former employees of Franklin, Hampden, Middlesex and Worcester counties and certain incremental benefit costs associated with legislation enacted in 1996; any expenditures from the reserve are contingent upon the adoption of a new funding schedule.

         On April 27, 1998, the House Committee on Ways and Means released its proposed budget for fiscal 1999. Debate in the full House of Representatives began on May 4, 1998. The House Committee's budget provides for total spending of $19.592 billion and assumes total revenues of $19.446 billion. The House Committee's budget is based on the consensus tax revenue estimate of $14.4 billion, less approximately $534 million from tax cuts proposed in such budget. The Committee's budget includes the income tax provisions approved by the House of Representatives on March 12, 1998. It would raise the statutory ceiling on amounts in the Stabilization Fund from 5% to 7.5% of budgeted revenues and other financial resources pertaining to the budgeted funds. The committee's budget would add $18 million in appropriations for building maintenance and $21 million in appropriations for debt service related to the "forward funding" of the Massachusetts Bay Transportation Authority. The committee's budget would also appropriate approximately $965.3 million for the Commonwealth's pension liabilities.

         On November 28, 1995 the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporations tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law reduced revenues by $44 million in fiscal 1996 and will reduce revenues by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million. On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. The legislation changes the computation of the sales factor effective January 1, 1997 and adopts the ?single sales factor? formula effective July 1, 1997 with respect to these companies. It also requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain exceptions. The Department of Revenue estimates that the changes will reduce revenues by $10 million in fiscal 1997 and by approximately $39 million to $53 million per year beginning in fiscal 1998.

Limitations on Tax Revenues

         In Massachusetts, efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.

         Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that ?although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth?.

         The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to 1/3 of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund the increase in local aid and excludes from its definition of state tax revenues (I) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

Proposition 2?

                                                                 1-63

         In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2?, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2? is not a provision of the state constitution and accordingly is subject to amendment or repeal by the legislature. Proposition 2?, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (I) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year?s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2? also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (I) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election.

         Many communities have responded to the limitations imposed by Proposition 2? through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 and decreased thereafter. In fiscal 1992, 65 communities approved one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures), adding $31.0 million to their levy limits.

         In fiscal 1993, 59 communities added $16.3 million through override votes and in fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million, and in fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2? will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

         In addition to overrides, Proposition 2? allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 19 communities in fiscal 1996 and totaled $1.5 million. In fiscal 1996, the impact of successful debt exclusion votes going back as far as fiscal 1983, was to raise the levy limits of 229 communities by $125.8 million.

Litigation

         There are pending in state and federal courts within the Commonwealth and in the U.S. Supreme Court various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Other Factors

         Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth?s programs, particularly its human service programs, is, in significant part, dependent upon continuing federal reimbursements, which are expected to decline in fiscal 1997.


                   ADDITIONAL INFORMATION CONCERNING MISSOURI

General

         Missouri's economy includes manufacturing, commerce, trade, services, agriculture, tourism and mining. The State's economy is diversified and closely resembles that of the nation's although growth prospects are less favorable than in the past. It is the nation's fifteenth largest state. The State employment sectors, services, trade and manufacturing, also account for the primary sources of national employment. Recent growth in the manufacturing sector has outpaced the nation as a whole. Labor force growth has remained steady, totaling 2.89 million in 1997, up from 2.3 million in 1980. Through the 1980's and early 1990's the State's unemployment rate essentially mirrored that of the nation; however, adverse changes in military appropriations, which play an important role in the State's economy, could contribute to a significant increase in unemployment. In December 1998, the State's unemployment rate was estimated to be 3.3% as against the national rate of 4.3%. In recent years, Missouri's wealth indicators have grown at a slower rate than national levels and in 1997, the State's three-year moving average median household income was $36,093, compared with a national average of $36,391.

         Missouri displayed strong fiscal performance during most of the 1980's. However, Missouri has recently experienced difficulties in balancing its budget as a result of increased expenses and declining sources of revenues. Other factors contributing to Missouri's weak fiscal position relate to the reduction of large manufacturing companies, including those in aerospace and the auto industry. The Missouri portions of the St. Louis and Kansas City metropolitan areas together contain over 50% of Missouri's population. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector, which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could possibly be an adverse impact on the overall economic condition of the State.

         Currently, general obligations of Missouri are rated "AAA," "Aaa" and "AAA," by S&P, Moody's and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Revenue and Limitations Thereon

         Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "General Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenue adopted by the voters of the State of Missouri.

         The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

         When a local government unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Industry and Employment

         While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. Since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average; however, Missouri unemployment levels have generally been lower than the national average in the second half of the 1990s. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Missouri Fund and, consequently, the value of the shares of the Fund.

         The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over fifty percent of Missouri's 1997 population census of approximately 5,402,058. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri. Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances that there will be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense-related industries will have, including the completion of the acquisition of all McDonnell Douglas Corporation by The Boeing Company, on the economy of the State. However, any shift or loss of production now conducted in Missouri would have a negative impact on the economy of the State.


Other Factors

         Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty. Litigation continues on many issues, notwithstanding a 1995 U.S. Supreme Court favorable to the State in the Kansas City desegregation litigation; court orders are unpredictable, and school district spending patterns have proven difficult to predict. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995, $274 million for fiscal 1996, and $227 million for fiscal 1997. This expense accounted for approximately 7% of total state General Revenue Fund spending in fiscal 1994 and 1995, approximately 5% in fiscal 1996 and approximately 6% in fiscal 1997. The State has entered into a settlement agreement with respect to the Kansas City lawsuit, pursuant to which the State will cease additional desegregation payments after the fiscal year 2000.


                    ADDITIONAL INFORMING CONCERNING NEW YORK

Special Considerations Relating to New York Municipal Securities

         The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

         Economic Factors. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Both the State and the City experienced substantial revenue increases in the mid-1980s and late 1990s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement continued strongly into fiscal year 1999. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated. Additionally, the securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of downturn. In 1997, the finance, insurance and real estate sector accounted for 19.5 percent of nonfarm labor and proprietors' income statewide, compared to 8.5 percent nationwide.

         During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.

         Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Currently the State economy continues to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Personal income increased substantially in 1992 and 1993. The State's economy entered into the seventh year of growth in 1999.

         The seasonally adjusted unemployment rate in New York was 5.5 percent in December 1998 (compared to 6.1 percent one year earlier. From December 1997 to December 1998, the number of nonfarm jobs increased by 140,800 or 1.7 percent, and the number of private sector jobs increased by 142,900 or 2.1 percent. Year-to-year growth was especially strong in motion pictures (+13.3 percent), construction (+7.1 percent), business services (+6.3 percent), and engineering and management services (+6.3 percent). Employment also increased in construction, retail trade, finance, insurance and real estate, wholesale trade, and transportation and utilities. Employment declined in government and manufacturing.

         The State has released information regarding the national and state economic activity in its Annual Information Statement of the State of New York, dated June 26, 1998 (the "Annual Information Statement'). At the State level, the Annual Information Statement projects continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to decline slightly from 1998. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

         Personal income tax collections for 1999-2000 are projected to reach $22.83 billion, or $2.65 billion above the reported 1998-99 collection total. This increase is due in part to refund reserve transactions which serve to shift receipts of $1.77 billion into 1999-2000 from the year earlier. Collections also benefit from the estimated increase in income tax liability of 13.5 percent in 1998 and 5.3 percent in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations, activity related at least partially to changes in federal tax treatment of such income. The State expects the growth in capital gains income to plateau in 1999. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR (the School Tax Relief Program) tax reduction program. For 1999-2000, $1.22 billion will be deposited into this fund, an increase of $638 billion.

         Business tax receipts are expected to total $4.53 billion in 1999-2000, $267 million below the 1998-99 estimated result, caused by tax reductions already scheduled in law and slower growth in the underlying tax base. Receipts from user taxes and fees are projected to total $7.16 billion, a decrease of $72 million from the current year, reflecting the incremental effects of already-enacted tax reductions and the diversion of $30 million of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund. Other tax receipts are projected to total $980 million, $119 million below 1998-99. Total miscellaneous receipts are projected to reach $1.24 billion, down almost $292 million from 1998-99.

         General Fund disbursements in 1999-2000, including transfers to support capital projects, debt service and other funds are estimated at $37.10 billion. This represents an increase of $482 million from 1998-99. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1999-2000 Financial Plan projects spending of $24.81 billion in this category, a decrease of $87 million over the prior year.

         The 1999-2000 Financial Plan projects a closing fund balance in the General Fund of $2.36 billion. This fund balance is composed of a reserve of $1.79 billion of a proposed tax reduction reserve, $473 million balance in the Tax Stabilization Reserve Fund, and $100 million in the Contingency Reserve Fund. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's, projections of receipts and disbursements.

         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State's projections of receipts and disbursements.

         The State. Owing to the factors mentioned above and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

         An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the States projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

         Revenue Base. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $37.56 billion, an increase of over 3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

         The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the `real' growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year.

         The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported
1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

         User taxes and fees are comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage, container and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

         Receipts from user taxes and fees receipts are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources declined $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

         Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

         Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion -- $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-1999, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government. The Local Government Assistance Tax fund is projected to receive $1.93 billion in receipts from the dedicated one-cent statewide sales tax in 1999-2000. Debt service and associated costs on the completed $4.7 billion LGAC program are projected at $340 billion, which results in the transfer of excess sales taxes to the General Fund in the amount of $1.59 billion.

         State Debt. The State's 1998-99 borrowing plan projects issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State has issued $179 million in Certificates of Participation to finance equipment purchases during 1998-99. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.85 billion, including costs of issuance in 1998-99.

         Nonrecurring Sources. The Division of the Budget estimates that the 1999-2000 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $33 million, less than one-tenth of one percent of General Fund disbursements.

         Outyear Projections of Receipts and Disbursements. The 1999-2000 Executive Budget projects General Fund disbursements of $38.19 billion in 2000-01 and $39.97 billion in 2001-02.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as a part of the 1999-2000 Executive Budget projections submitted to the Legislature in January 1999 (as well as a revised Financial Plan in February
1999), projects a 1999-2000 General Fund budget gap of approximately $1.14 billion and a 2000-01 gap of $2.07 billion. A tentative labor agreement was reached in early 1999 (discussed below), and if the agreement is applied to the entire Executive Branch workforce, the State estimates that the budget gaps would increase by $275 million in 2000-01 and $475 million in 2001-02. The budget gaps are projected after making the use of $589 million in 2000-01 and $1.2 billion in 2001-02 from the 1998-99 tax reduction reserve.

         Sustained  growth in the State's  economy  could  contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State does not expect that past rates of growth will be sustained. The State's projections in 1999-2000 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry The State expects that the 1999-2000 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, unspecified annual spending efficiencies, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

         The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01.

         Labor Costs. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. Many of the labor contracts expire in the spring of 1999.

         In early 1999, the State reached a tentative agreement with the Civil Service Employees Association (CSEA) on a new four-year labor contract. If this agreement is ratified by CSEA and approved by the Legislature, and the terms of that contract applied to the entire Executive Branch workforce, the State estimates that the budget gaps would increase by $275 million in 2000-01 and $475 million in 2001-02.

         The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). Net assets available for benefits of the systems have increased from $58.05 million in March, 1993 to $106.32 million in March, 1998. Under the funding method used by the Systems, according to DOB, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

         Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to remain at approximately 191,000 persons in 1998-99.

         Public Assistance. Spending on welfare is projected in the 1999-2000 fiscal year at $1.49 billion, a decline of 2.7 percent from the prior year. Since 1994-95, State spending on welfare has fallen by more than 25 percent, driven by significant welfare changes initiated at the Federal and State levels and a large, steady decline in the number of people receiving benefits. The State does not forecast further significant reductions in this spending category.

         Federal law enacted in 1996 abolished the federal Aid to Families with Dependent Children program (AFDC) and created a new Temporary Assistance to Needy Families with Dependent Children program (TANF) funded with a fixed federal block grant to states. The law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals.

         Local assistance spending by the State for Children and Families Services is projected at $864 million in 1999-2000, a reduction of 4.7 percent from the year earlier. The decline in General Fund spending is offset by higher spending on child care and child welfare services from federal TANF funds.

         Medicaid. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. Medicaid is the second largest program, after grants to local governments, in the General Fund. Payments for Medicaid are projected to be $5.50 billion in 1999-2000, a decrease of $87 million, or 1.6 percent, from the prior year.

         The State Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1997, there were 17 public authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.

         Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.

         Metropolitan Transportation Authority. Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board
(CPRB)  approved the 1995-99  Capital  Program  (subsequently  amended in August
1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of
MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and Fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

         The City of New York. The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily imposed conditions. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1998 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2003 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2003 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1999-2000 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1999-2003 Financial Plan and the City FY 1999-2000 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1999-2000. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.

         On January 29, 1999, the City released the Financial Plan for fiscal years 2000-2003. It projects total revenues in FY 1999 of $35.60 billion, of which federal categorical grants provide $4.2 billion and State categorical grants provide $6.7 billion. The City's Financial Plan projects that expenditures will grow to $38.94 billion in FY 2003. While the Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, it projects budget gaps of $738 million, $1.91 billion, $2.04 billion and $1.54 billion in the 2000, 2001, 2002 and 2003 fiscal years, respectively.

         Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The 1999-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of approximately $1.57 billion to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1999 fiscal years. In addition, the Financial Plan reflects actual and proposed tax reduction programs totaling $338 million, $410 million, $461 million and $473 million in fiscal years 2000 through 2003.

         The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City reports that local revenues provided approximately 58.3% of total revenues in FY 1997-98 of $34.9 billion, while federal and State aid, including unrestricted aid and categorical grants, provided 33.5% in the same year.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for that year. In previous years, the City's short term obligations have been $2.4 billion, $2.4 billion, $2.2 billion, and $1.75 billion in fiscal years 1997, 1996, 1995 and 1994, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the city to issue short term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.

         The City is nearing the constitutionally-permissible limit on its general obligation debt. Under the State constitution, the City may not contract indebtedness in an amount greater than 10 percent of the average full value of taxable real estate in the City for the most recent five years. To provide for the City's capital program, State legislation was enacted in 1997 which created the Transitional Finance Authority ("TFA"), the debt of which is not subject to the general debt limit. Without TFA or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected TFA borrowing and including TFA's projected borrowing as part of the total debt incurring power, the City's total debt incurring power has been increased.

          Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. As of July 1, 1998, the City's outstanding general obligation debt totaled $27.1 billion., and as of July 1, 1998, the City's net general obligation debt limit was $28.9 billion. As of July 1, 1998, the remaining City and TFA debt incurring power totaled $3.9 billion. Despite this additional financing mechanism, the City projected that, if no further action was taken, it would reach its debt limit in City fiscal year 1999-2000. Issuance of tobacco settlement bonds may accelerate income of $2.5 billion, but the City estimates that it would still reach its Constitutional indebtedness limit in fiscal year 2002.

         In June, 1997, the constitutionality of TFA was challenged in court, but the challenge was dismissed at the trial level, appellate level, and before the New York Court of Appeals in 1998. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also effect the market for their outstanding securities.

         In addition to general obligation debt, the City has other long-term obligations, including capital leases and bond transactions of public benefit corporations that are components of the City or whose debt is guaranteed by the City.

         The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's Financial Plan projects $22.3 billion of long-term borrowings for the period of FY 1999 through FY 2003 to support the City's current capital plan. The City's Preliminary Ten-Year Capital Strategy dated January 1999 has identified $48 billion in additional capital expenditures over the next ten years. Additionally, a report of the City Comptroller indicates the Preliminary Ten-Year Capital Strategy significantly underestimates the actual capital needs of the City for reconstructing and rehabilitating the City's infrastructure and physical assets.

         Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The City of Troy continues to operate under a State-ordered control agency. The City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board, whose powers lapsed December 31, 1998. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. These emergency aid packages have largely continued through the 1998-99 budget, and the State is examining methods for recalculating the distribution of State aid.

         State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion.
         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.



                  ADDITIONAL INFORMATION CONCERNING CONNECTICUT


         As described in the prospectus, the Fund will generally invest in Connecticut municipal obligations. The performance of the Fund is therefore susceptible to political, economic and regulatory factors affecting the State of Connecticut and governmental bodies within the State of Connecticut. The information summarized below briefly describes some of the more significant factors that could affect the performance of the Fund or the ability of the obligors to pay debt service on certain of the securities. Such information is derived from sources that are generally available to investors and is believed to be accurate. It is based on information from official statements of issuers located in the State of Connecticut as well as other publicly available documents. The Fund has not independently verified any of the information contained in such statements and documents.

State Economy

         General. Connecticut, the southernmost of the New England States, is located on the northeast coast and is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Connecticut is situated directly between the financial centers of Boston and New York and is a highly developed and urbanized state. More than one-quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period 1940 to 1970, slowed substantially during the 1970s and 1980s, and declined in the years 1992 through 1995. The 1997 estimated population increased slightly from 1996, but remained below the figure recorded in the 1990 Federal Census.
         Connecticut's economic performance is measured by personal income, which has been and is expected to remain among the highest in the nation; gross state product (the current market value of all final goods and services produced by labor and property located within the State), which demonstrated stronger output growth than the nation in general during the 1980s and a lower growth in the 1990s; and employment, which, although rising, still remains below the levels achieved in the late 1980s as manufacturing employment has declined and non-manufacturing employment has recovered most of its losses.

         Defense Industry. One important component of the manufacturing sector in Connecticut is defense related business. Approximately one-quarter of manufacturing establishments and total manufacturing employees in Connecticut are involved in defense related businesses. Nonetheless, its significance in the state economy has declined considerably. Due to the scaling back of the national defense budget in the past decade, spending on defense procurement as well as outlays for personnel, research and development and construction has been dramatically reduced. In fiscal year 1997, Connecticut received $2,536 million of prime contract awards. This accounted for 2.4% of national total awards and ranked thirteenth in total defense dollars awarded and sixth in per capita dollars awarded among the 50 states. In fiscal year 1997, Connecticut had $776 in per capita defense awards, compared to the national average of $398. As measured by a three-year moving average of defense contract awards as a percent of Gross State Product (GSP), awards to Connecticut based firms have fallen to 2.0% of GSP in fiscal year 1997, down from 9.8% of GSP in fiscal year 1982.

State Budgetary Process

         Balanced Budget Requirement. In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

         Biennium Budget. The State's fiscal year begins on July 1 and ends June
30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

         Adoption of the Budget. The budget document, as finally developed by the Governor with the assistance of the Office of Policy Management, is published and transmitted to the General Assembly in February of each odd-numbered year. A report summarizing recommended adjustments or revisions is submitted by the Governor to the General Assembly in even-numbered years. The Governor or a representative then appears before the appropriate committee of the General Assembly to explain and address questions concerning the budget document or reports. Prior to June 30 of each odd-numbered year, the General Assembly generally enacts one bill making all appropriations for the next two fiscal years and setting forth revenue estimates for those years. Subsequent appropriations of revenue bills are occasionally passed.

         Line Item Veto. Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. A statement identifying the items so disapproved and explaining the reasons therefore must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly. The General Assembly may separately reconsider and re-pass such disapproved appropriation items by a two-thirds vote of each house.



State General Fund

         The State finances most of its operations through the General Fund. However, certain State functions are financed through other State funds.

         1997-98 Operations. The Comptroller's 1998 annual report indicated 1997-98 General Fund expenditures of $9,829.3 million, General Fund revenues of $10,142.2 million and a surplus of $312.9 million. Any unappropriated surplus, up to five percent of General Fund expenditures, will be deposited into the Budget Reserve Fund. After the transfer of $161.7 million, as required to meet the five percent of General Fund expenditures, the balance of $151.2 million will be used to reduce bonded indebtedness.

         Adopted Budget 1998-99. On February 4, 1998, the Governor submitted to the legislature a status report including proposed Midterm Budget Adjustments for the 1998-99 fiscal year. After consideration of the Governor's proposal, the legislature adopted budget adjustments for fiscal year 1998-99 in Special Act No. 98-6. The adopted Midterm Budget Adjustments for fiscal year 1998-99 anticipate General Fund expenditures of $9,972.4 million, General Fund revenues of $9,992.0 million and an estimated General Fund surplus of $19.6 million.

         The enacted Midterm Budget Adjustments for fiscal year 1998-99 are within the limits imposed by the expenditure cap. For fiscal year 1998-99, permitted growth in capped expenditures is estimated at 4.86%. The enacted Midterm Budget Adjustments would result in a fiscal 1998-99 budget that is $82.3 million below the expenditure cap.

         1998-99 Operations. The Comptroller's monthly report for the period ending October 31, 1998 estimates 1998-99 fiscal year General Fund expenditures of $9,993.5 million, General Fund revenues of $10,164.2 million and an estimated operating surplus of $170.7 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. No assurances can be given that subsequent estimates will not indicate changes in the final result of the fiscal year 1998-99 operations of the General Fund.

         The December 1998 Special Session of the Legislature increased budgeted appropriations for the 1998-99 fiscal year by $80 million. (See additional information below.)

         Proposed Budget 1999-2001. On February 10, 1999, the Governor proposed a budget for fiscal years 2000 and 2001. The budget calls for General Fund expenditures of $10,542.1 million in the fiscal year that ends June 30, 2000 and $11,057.2 million in the fiscal year that ends June 30, 2001.

State Debt

         Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

         Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

         Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State General Obligation Bond Procedure Act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of an interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of December 1, 1998, there was legislatively authorized direct general obligation bond indebtedness in the aggregate amount of $12,398,200,000 of which $11,057,371,000 had been approved for issuance and $9,814,857,000 had been issued. As of December 1, 1998, $6,951,626,000 was outstanding.

         There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or thereafter incurred. The constitutional limit on increases in general fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State general fund revenues or taxes, or the establishment of priorities for payment of debt service on the State's general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

         Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except to the extent such authorization shall cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991, all authorized debt to fund the Connecticut Development Authority's tax increment bond program under Section 32-285 of the Connecticut General Statutes, and any indebtedness represented by agreements entered into pursuant to subsection (b) or (c) of Section 3-20a of the General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, under Public Act No. 95-230, the amount of authorized but unissued debt under that Act for UConn 2000 is limited to the amount permitted to be issued under the cap.

         In accordance with Section 2-27b of the Connecticut General Statutes, the Treasurer shall compute the aggregate amount of indebtedness as of January 1 and July 1 of each year and shall certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

         Ratings. As of December 15, 1998, the most recent general obligation bonds of the State were rated Aa3 by Moody's, AA by S&P, a division of the McGraw-Hill Companies, Inc., and AA by Fitch. There can be no assurance that these ratings will remain in effect in the future.

         Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the General Fund and pursuant to legislation may issue debt secured by special taxes or revenues pledged to such funds. In addition, the State is contingently liable or has limited liability, from the resources of the General Fund, for payment of debt service on certain obligations of quasi-public state agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain contingent liabilities for future payments.

         Future Issuance of Direct General Obligation Debt. On November 19, 1998, the Governor entered into a memorandum of understanding on behalf of the State with the New England Patriots football team for the relocation of the team to the City of Hartford and for the development and financing of a new football stadium and related facilities. The open air stadium would provide seating for 68,000, including 150 luxury suites, 6000 club seats and 61,000 general admission seats. The target date for the stadium's completion would be 2001. The stadium would be used primarily for Patriots and University of Connecticut football games.

         The State legislature approved the project and its financing at a December 1998 Special Session. The State legislature approved the financing by transferring $20 million from 1998-99 budgeted appropriations, appropriating an additional $80 million from the General Fund, and authorizing general obligation bonds in an amount up to $250 million (plus issuance costs and an inflation factor) to fund the costs of the stadium and related facilities, including site preparation, infrastructure improvements and a $15 million training facility. Subject to allotment by the Governor and several conditions precedent, including approvals by the National Football League and satisfactory parking, insurance and other arrangements, the Treasurer is authorized to issue the bonds. The State expects to generate additional revenues from the 10% admission tax and other existing taxes on activities and income generated by the stadium's use and the relocation of the Patriots to Connecticut.

Litigation

         The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. In the cases described below, the fiscal impact of an adverse decision might be significant, but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         Connecticut Criminal Defense Lawyers Association v. Forst is an action brought in 1989 in Federal Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. In response to the Supreme Court decision, the 1997 General Assembly enacted P.A. 97-290, an Act Enhancing Educational Choices and Opportunities. In 1998, the Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. On March 3, 1999, the Superior Court found that the State had complied with the Supreme Court's ruling.

         The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury. The class of plaintiffs has been expanded to include persons who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility.

         Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgement that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

         Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour. There may be additional suits filed by other alleged Indian Tribes claiming ownership of land located in the State, but to which the State is not a party. One claim includes the alleged Schaghticoke Indian Tribe claiming privately held lands in the Town of Kent.

Local Government Debt

         General. Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

         Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

         Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

         Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

         DEBT CATEGORY                                          MULTIPLE
(i)      all debt other than urban renewal projects,
         water pollution control projects and school
         building projects......................................2 1/4
(ii)     urban renewal projects.................................3 1/4
(iii)    water pollution control projects ......................3 3/4
(iv)     school building projects...............................4 1/2
(v)      total debt, including (i), (ii), (iii) and (iv)
         above..................................................7



                  ADDITIONAL INFORMATION CONCERNING NEW JERSEY

New Jersey Municipal Securities

         The financial condition of the State of New Jersey, its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

Economic Factors

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,075 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and
8,053,000 in 1997. Historically, New Jersey's average per capita income has been well above the national average, and in 1997 the State ranked second among the states in per capita personal income ($32,233).

         While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, according to the U.S. Dept. of Labor, from a peak of 3.69 million in 1989 to a low of 3.46 million in 1992. This low has been followed by an employment gain, reaching 3.72 million at year-end 1997. The New Jersey Dept. of Labor reports that employment growth continued at 2.1 percent in 1998, to 3.82 million.

         The annual average jobless rate has fallen from 8.5 percent in 1992, to
6.2 percent in 1996, to 5.1 percent in 1997, reaching 4.8 percent in 1998. In November 1998, the State's unemployment level of 184,000 and its unemployment rate of 4.5 percent were the lowest since the first calendar quarter of 1990.

         The New Jersey Department of Labor reports that from January 1998 to January 1999, on a seasonally adjusted basis, private nonfarm employment climbed to 3.26 million, an increase of 58,200 or 1.8 percent. Nongovernment services employment increased to 2.64 million, an increase of 64,400 or 2.5 percent. Manufacturing declined to 474,600, a reduction of 10,000 or slightly less than one percent.

         The U.S. Department of Labor reports that non-manufacturing employment has increased 4.1 percent over the ten-year period 1987-97 and comprises 88.5 percent of employment in New Jersey at year-end 1997. Total non-manufacturing employment, including contract construction, was 3.576 million in 1987, 3.458 million in 1992, and 3.724 million in 1997.

         Conditions have slowly improved in the construction industry, where employment has risen by 21,100 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and early 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive. Construction employment, after falling from 163,400 in 1987 to 110,200 in 1992, has recovered to a level of 131,300 in 1997.

         In the manufacturing sector, employment losses have continued during the past ten years. Total manufacturing employment in New Jersey was 672,200 in 1987, 530,400 in 1992, and 482,100 in 1997, a ten-year reduction of 28 percent. Manufacturing employment comprised 11.5 percent of employment in 1997. Manufacturing durable goods employment is down 38 percent over the ten years, while non-durable goods employment is down 20 percent.

         Total employment in New Jersey has changed from 4.248 million in 1987, to 3.988 million in 1992, to 4.207 million in 1997. Looking forward, the New Jersey Department of Labor projects that the State's non-farm employment growth will occur almost exclusively in the service industries, such as transportation, communications, utilities, wholesale and retail trade, financial services, insurance, real estate and public education. The State projects continuing slow decline in manufactured goods employment.

State Finances

         The State  operates on a fiscal year  beginning  July 1 and ending June
30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. The estimates for Fiscal Year 1999 and Fiscal Year 2000 reflect the amounts contained in the Governor's Fiscal Year 2000 Budget Message delivered on January 25, 1999.

         Actual General Fund balances in Fiscal Years 1997 and 1998 were $280.5 million and $228.3 million, respectively, and for Fiscal Years 1999 and 2000, they are projected to be be $311.3 million and $112.9 million. Total Undesignated Fund balances in Fiscal Years 1997 and 1998 were $1,107.9 million and $1,257.3 million, respectively, and for Fiscal Years 1999 and 2000 they are projected to be $1,051.5 million and $750.1 million.

         In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA.

         The State sold $2.75 billion in taxable bonds in 1997 to balance the budget and finance an underfunded pension fund. The source of revenue for these bonds depends on annual State appropriations.

Fiscal Years 1999 and 2000 State Revenue Estimates

         The January 1999 estimate of total fiscal year 1999 revenue is $18 billion. The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 70 percent of total revenues.

         Sales and Use Tax. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 1999 as $5.02 billion, a 6.25 percent increase from the Fiscal Year 1998 revenue. The Fiscal Year 2000 estimate of $5.26 billion, is a 4.8 percent increase from the Fiscal Year 1999 estimate.

         Gross Income Tax. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 1999 of $6.1 billion, a 5.5 percent increase from Fiscal Year 1998. The Fiscal Year 2000 estimate of $6.5 billion is a 6.8 percent increase from the Fiscal Year 1999 estimate. Included in the Fiscal Year 1999 estimate and the Fiscal Year 2000 estimate is the second year of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

         Corporation Business Tax. The revised estimate forecasts Corporation Business Tax collection for Fiscal Year 1999 as $1.5 billion, a 20 percent increase from Fiscal Year 1998 revenue. The Fiscal Year 2000 estimate of $1.6 billion, is a 5.3 percent increase from the Fiscal Year 1999 estimate.

         General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.



                 ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

General

         The  Commonwealth  of  Pennsylvania,  the fifth  most  populous  state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for 58 major corporations. Pennsylvania's average annual unemployment rate for the year 1990 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for December, 1998 was 4.4% and for the United States for December, 1998 was 4.3%. The population of Pennsylvania,12.02 million people in 1997 according to the U.S. Bureau of the Census, represents an increase from the 1988 estimate of 11.846 million. Per capita income in Pennsylvania for 1997 of $25,678 was higher than the per capita income of the United States of $25,298. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 with positive fund balances of $688.304 million, $635.182 million and $1,364.9 million respectively.

Debt

         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $4,724.5 million at June 30, 1998. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At December 1, 1998, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa3 by Moody's (see Appendix H). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2003, the Commonwealth has projected that it will issue notes and bonds totaling $2,984.5 million and retire bonded debt in the principal amount of $2,350.9 million.

         Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 1998, the Combined total debt outstanding for all these agencies was $8,518 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

         Numerous  local   government   units  in  Pennsylvania   issue  general
obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefitting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system and in Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

Other Factors

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Defensive Investments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some   government  agencies  and  instrumentalities  may   not  receive
financial support from the U.S. Government.  Examples of such agencies are:

         (i) Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii)  Home Administration;

         (iii) Federal Home Loan Banks;

         (iv)  Federal Home Loan Mortgage Corporation;

         (v)   Federal National Mortgage Association; and

         (vi)  Student Loan Marketing Association.



Securities Issued by the Government National Mortgage Association ("GNMA").The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower it value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.


Master Demand Notes

The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in this statement of additional information (which limits such investments to commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady  Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate -of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         You may buy shares of the Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. The Fund offers up to different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC.

Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                               CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase. .......................5.00%
         Second 12-month period following the month of purchase.........4.00%
         Third 12-month period following the month of purchase..........3.00%
         Fourth 12-month period following the month of purchase.........3.00%
         Fifth 12-month period following the month of purchase..........2.00%
         Sixth 12-month period following the month of purchase..........1.00%
         Thereafter.....................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of EIM, Evergreen Asset Management Corp. ("EAMC"), EIMC, Meridian Investment Company, First International Advisors, Ltd., or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

INSTITUTIONAL SHARES, INSTITUTIONAL SERVICE SHARES AND CHARITABLE SHARES

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional, Institutional Service and Charitable shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Distributor or its predecessor.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The  following   information  is  not   applicable  to   Institutional,
Institutional Service and Charitable shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor, has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen Funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as Trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCS

         The Fund does not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund other that the Evergreen Select Funds. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:



         P = initial payment of $1,000 T = average total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

           If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period



7-Day Current and Effective Yield

           If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:


           The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of the Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (I) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, and, when applicable, Class C shares, or Institutional Service shares, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These "12b-1 fees" or "distribution fees" are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its, Class A, Class B, and, when applicable, Class C shares, or Institutional Service shares, the Fund may incur expenses for distribution costs up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

            -------------------------------- ------------

                        Class A                0.75%*
            -------------------------------- ------------
            -------------------------------- ------------

                        Class B                 1.00%
            -------------------------------- ------------
            -------------------------------- ------------

                        Class C                 1.00%
            -------------------------------- ------------
            -------------------------------- ------------

                 Institutional Service         0.35%*
            -------------------------------- ------------
   *Currently limited to 0.25% or less. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate the Distributor pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B and, if applicable, Class C shares. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                           --------------- -------------

                           Class A          0.25%*
                           --------------- -------------
                           --------------- -------------

                           Class B         1.00%
                           --------------- -------------
                           --------------- -------------

                           Class C         1.00%
                           --------------- -------------

 *May be lower. See the expense table in the prospectus of the Fund in which you are interested.

         The Agreements provide that the Distributor will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that the Distributor may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. The Distributor may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by the Distributor to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to the Distributor under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since the Distributor's compensation under the Agreements is not directly tied to the expenses incurred by the Distributor, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor. Distribution expenses incurred by the Distributor in one fiscal year that exceed the compensation paid to the Distributor for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission ("SEC") make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and
(ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (I) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Municipal Bond Fund Shareholders

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.

Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by EAMC, Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer, FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Masters ) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Masters, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Masters only)

         Masters' investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc. ("MFS"), OppenheimerFunds, Inc. ("Oppenheimer") and Putnam Investment Management, Inc. ("Putnam").

         The Trust and FUNB have received an order from, the SEC that will permit the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.
See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, the Vice Chairman of the Board, Michael Scofield, and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities and Centrum Properties, Inc.

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.; former
(DOB: 10/23/34)                                                  Director, Executive Vice President and Treasurer, State
                                                                 Street Research & Management Company (investment advice);
                                                                 Director, The Andover Companies (Insurance); and Trustee,
                                                                 Arthritis Foundation of New England

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company; former
                                                                 Managing Partner, Roscommon Capital Corp.; former Chief
                                                                 Executive Officer, Gifford Gifts of Fine Foods; former
                                                                 Chairman, Gifford, Drescher & Associates (environmental
                                                                 consulting)

James S. Howell                      Chairman of the Board       Former Chairman of the Distribution Foundation for the
(DOB: 8/13/24)                       of  Trustees                Carolinas; and former Vice President of Lance Inc. (food
                                                                 manufacturing).

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company; Director of Phoenix Total Return Fund and
                                                                 Equifax,  Inc.; Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio
                                                                 Fund, and The Phoenix Big Edge Series Fund; and former
                                                                 President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                                   producer).

Thomas  L. McVerry                   Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and former Director of Carolina
                                                                 Cooperative Federal Credit Union.

William Walt  Pettit                 Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                                   International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc., and J&M
                                                                 Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                  Vice Chairman of the        Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       Board of Trustees

Richard J. Shima                     Trustee                     Former Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                                   agency); Executive Consultant, Drake Beam Morin, Inc.
                                                                 (executive outplacement); Director of Connecticut
                                                                 Natural Gas Corporation Hartford Hospital, Old State
                                                                 House Association, Middlesex Mutual Assurance Company,
                                                                 and Enhance Financial Services, Inc.; Chairman, Board
                                                                 of Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA; former Director, Vice Chairman and Chief
                                                                 Investment Officer, The Travelers Corporation; former
                                                                 Trustee, Kingswood-Oxford School; and former Managing
                                                                 Director and Consultant, Russell Miller, Inc.

William J. Tomko*                    President and Treasurer     Executive Vice President/Operations, BISYS Fund Services.
(DOB:8/30/58)

Nimish S. Bhatt*                     Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union Bank; former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.

Bryan Haft*                          Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                                          COMPARISON OF LONG-TERM BOND RATINGS
     ----------------- ---------------- --------------- =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                  CORPORATE BONDS

                                 LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.


Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.



                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                                OTHER INFORMATION


Item 23.    Exhibits

Unless otherwise noted, the exhibits listed below are contained herein.

Exhibit
Number    Description                                            Location
-------   -----------                                            -----------
(a)       Declaration of Trust                                   Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on October 8, 1997

(b)       By-laws                                                Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on October 8, 1997

(c)       Provisions of instruments defining the rights          Incorporated by reference to
          of holders of the securities being registered          Registrant's Post-Effective Amendment No. 1
          are contained in the Declaration of Trust              Filed on July 31, 1998
          Articles II, III.(6)(c), VI.(3), IV.(8), V, VI,
          VII, VIII and By-laws Articles II, III and VIII
          included as part of Exhibits 1 and 2, above.

(d)(1)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and First             Registrant's Post-Effective Amendment No. 7
          Union National Bank                                    Filed on July 31, 1998

(d)(2)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and Evergreen         Registrant's Post-Effective Amendment No. 7
          Asset Management Corp.                                 Filed on July 31, 1998

(d)(3)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and Evergreen         Registrant's Post-Effective Amendment No. 7
          Investment Management Company                          Filed on July 31, 1998.
          (formerly Keystone Investment Management Company)

(e)(1)    Class A and Class C Principal Underwriting             Incorporated by reference to
          Agreement between the Registrant and Evergreen         Registrant's Post-Effecive Amendment No. 7
          Distributor, Inc.                                      Filed on July 31, 1998.

(e)(2)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor       Registrant's Post-Effective Amendment No. 7
          Inc. (B-1)                                             Filed on July 31, 1998.

(e)(3)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 7
          Inc. (B-2)                                             Filed on July 31, 1998.

(e)(4)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 7
          Inc. (Evergreen/KCF)                                   Filed on July 31, 1998.

(e)(5)    Class Y Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 7
          Inc.                                                   Filed on July 31, 1998.

(e)(6)    Specimen copy of Dealer Agreement used by              Incorporated by reference to
          Evergreen Distributor, Inc.                            Registrant's Pre-Effective Amendment No. 1
                                                                 Filed November 12, 1997

(f)       Form of Deferred Compensation Plan                     Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 2
                                                                 Filed on November 10, 1997

(g)       Custodian Agreement between the Registrant             Incorporated by reference to
          and State Street Bank and Trust Company                Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(h)(1)    Administration Agreement between Evergreen             Incorporated by reference to
          Investment Services, Inc. and the Registrant           Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(h)(2)    Transfer Agent Agreement between the                   Incorporated by reference to
          Registrant and Evergreen Service Company               Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(i)       Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 2
                                                                 Filed on December 12, 1997

(j)       Not applicable

(k)       Not applicable

(l)       Not applicable

(m)(1)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(m)(2)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(m)(3)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KAF B-1)                                              Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(m)(4)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KAF B-2)                                              Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(m)(5)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KCF/Evergreen)                                        Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(m)(6)    12b-1 Distribution Plan for Class C                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(n)       Not applicable

(o)       Multiple Class Plan                                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 10
                                                                 filed on April 1, 1999.

Item 24.       Persons Controlled by or Under Common Control with Registrant.

     None

Item 25.       Indemnification.

     Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained the Registrant's Declaration of Trust.

     Provisions for the indemnification of Registrant's Investment Advisors are contained in their respective Investment Advisory and Management Agreements.

     Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant.

     Provisions for the indemnification of Evergreen Service Company, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company and the Registrant.

     Provisions for the indemnification of State Street Bank and Trust Company, the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Company and the Registrant.


Item 26.       Business or Other Connections of Investment Adviser.

     The Directors and principal executive officers of First Union National Bank are:

Edward E. Crutchfield, Jr.         Chairman and Chief Executive Officer,
                                   First Union Corporation; Chief Executive
                                   Officer and Chairman, First Union National
                                   Bank

John R. Georgius                   President, First Union Corporation; Vice
                                   Chairman and President, First Union National
                                   Bank

Marion A. Cowell, Jr.              Executive Vice President, Secretary &
                                   General Counsel, First Union Corporation;
                                   Secretary and Executive Vice President,
                                   First Union National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

    The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management Corp.

     The information required by this item with respect to Evergreen Investment Management Company (formerly Keystone Investment Management Company) is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company.

Item 27.       Principal Underwriters.

     Evergreen Distributor, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Lynn C. Mangum                     Director, Chairman and Chief Executive
                                   Officer

Dennis Sheehan                     Director, Chief Financial Officer

J. David Huber                     President

Kevin J. Dell                      Vice President, General Counsel and Secretary

     All of the above persons are located at the following address: Evergreen Distributor, Inc., 90 Park Avenue, New York, New York 10016.

     Evergreen Distributor, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Item 28.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc., Evergreen Service Company and Evergreen Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

Item 29.       Management Services.

     Not Applicable


Item 30.       Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, and State of Ohio, on the 28th day of May, 1999.

                                         EVERGREEN MUNICIPAL TRUST


                                         By: /s/ William J. Tomko
                                             -----------------------------
                                             Name: William J. Tomko
                                             Title: President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of May, 1999.

/s/William J. Tomko                      /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
-------------------------               -----------------------------     --------------------------------
William J. Tomko                        Laurence B. Ashkin*               Charles A. Austin III*
President and Treasurer (Principal      Trustee                           Trustee
  Financial and Accounting Officer)

/s/ K. Dun Gifford                      /s/ James S. Howell               /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         James S. Howell*                  William Walt Pettit*
Trustee                                 Chairman of the Board             Trustee
                                        and Trustee

/s/Gerald M. McDonnell                  /s/ Thomas L. McVerry              /s/ Michael S. Scofield
-------------------------------         -----------------------------      --------------------------------
Gerald M. McDonell*                     Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Vice Chairman of the Board
                                                                           and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD      /s/ Leroy Keith, Jr.
------------------------------          -------------------------------    --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*         Leroy Keith, Jr.
Trustee                                 Trustee                            Trustee

/s/ Richard J. Shima
------------------------------
Richard J. Shima*
Trustee

*By: /s/ Catherine Foley
-------------------------------
Catherine Foley
Attorney-in-Fact


     *Catherine Foley, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                               INDEX TO EXHIBITS


Exhibit Number           Exhibit
--------------           -------